Semi-Annual Report

                                                           Classes A, B, C and I
                                                                  April 30, 2000


                                                               U.S. EQUITY FUNDS
                                                          Pilgrim Growth + Value
                                                 Pilgrim Research Enhanced Index


                                                      INTERNATIONAL EQUITY FUNDS
                                                     Pilgrim International Value
                                                  Pilgrim Emerging Markets Value


                                                                    INCOME FUNDS
                                                       Pilgrim High Total Return
                                                    Pilgrim High Total Return II
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Pilgrim
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                                TABLE OF CONTENTS
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Chairman's Message .......................................................     1
Portfolio Managers' Reports:
     U.S. Equity Funds ...................................................     2
     International Equity Funds ..........................................     6
     Income Funds ........................................................    10
Index Descriptions .......................................................    14
Shareholder Meeting ......................................................    15
Statements of Assets and Liabilities . .......... ...... .................    16
Statements of Operations .................................................    20
Statements of Changes in Net Assets ......................................    22
Financial Highlights .....................................................    26
Notes to Financial Statements ............................................    32
Portfolios of Investments ................................................    42
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Pilgrim
Funds
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                               CHAIRMAN'S MESSAGE
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the Semi-Annual Report for the Pilgrim Funds. On October 29, 1999, ReliaStar Financial Corp., the indirect parent company of Northstar Investment Management Corporation ("Northstar"), acquired Pilgrim Capital Corporation and its subsidiaries. The Advisor to the Funds, Pilgrim Advisors, Inc., merged into Pilgrim Investments, Inc. on April 30, 2000.

Our fund family now has 28 funds of varying types which provide core investment choices for the serious investor. There are two U.S. Equity Funds, two International Equity Funds and two Income Funds included in this Semi-Annual Report.

At Pilgrim, we are dedicated to providing core investments for the serious investor. We believe that the key to success is matching quality core investments to the individual needs of investors. Core investments are the foundation of every portfolio and the basis of other important investment decisions. Pilgrim prides itself on providing a family of core investments designed to help you reach your financial goals. Our goal is for every investor to have a successful investment experience.(SM)

                                        Sincerely,

                                        /s/ Robert W. Stallings

                                        Robert W. Stallings
                                        Chairman
                                        Pilgrim Investments, Inc.
                                        May 23, 2000

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM GROWTH + VALUE FUND                                     Manager's Report
--------------------------------------------------------------------------------

Portfolio Management: Louis Navellier, Chief Investment Officer and President of Navellier Fund Management Inc.

Goal: The Growth + Value Fund seeks to provide long-term capital appreciation by investing in equity securities of fast growing companies utilizing quantitative analysis.

Market Overview: The period between October 31, 1999 and April 30, 2000 can be broken down into two distinct segments. The first four and a half months were generally very positive for growth stocks, albeit volatile as well. The final six weeks of the period saw what can only be characterized as a massive correction. As March of 2000 got under way, it appeared that there was no stopping the raging bull market. Even in the face of further rate hikes from the Federal Reserve, tech stocks continued to rally at an unprecedented pace. In mid March investors abandoned high-flying growth stocks and temporarily sought refuge in value stocks as they became convinced that long-term bond yields had peaked. The rally in value stocks turned out to be a "dead cat bounce" as fear of rampant inflation and further rate hikes increased investor anxiety and led to broad market decline.

Performance: For the six month period ended April 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 51.04% compared to the Russell 2000 index which rose 18.72% for the same period.

Portfolio Specifics: During the first four months of the year, the Fund remained heavily concentrated in many of the same rapidly growing technology stocks that were responsible for its strong performance in the fourth quarter of 1999. Unfortunately, the technology sector suffered the most damage of all sectors during the stock market meltdown that began in mid-March. The Fund's portfolio was changed only slightly over the past six months as our quantitative stock selection screens continued to find the most attractive stocks in the small and mid cap growth arena.

Market Outlook: The trends we saw begin in March carried through into April. Those trends were specifically Large Cap outperforming Small Cap, and Value outperforming Growth. Our quantitative analysis suggests a continuation of these trends, as the technology sector is now making up less of our buy list than it was a month ago. Our quarterly fundamental back testing will reveal which groups will likely become the new market leaders. We would expect a decreased emphasis on earnings-driven strategies, and increased focus on relative valuation strategies, as investors pay more attention to the fundamentals of the stocks they purchase.

Portfolio
Manager's Report                                    PILGRIM GROWTH + VALUE FUND
--------------------------------------------------------------------------------

                                   Average Annual Total Returns for the
                                        Periods Ended April 30, 2000
                                  ---------------------------------------
                                                          Since Inception
                                  1 Year                     11/18/96
                                  ------                     --------
Including Sales Charge:
  Class A (1)                      71.83%                      35.61%
  Class B (2)                      76.16%                      36.59%
  Class C (3)                      80.21%                      36.98%
Excluding Sales Charge:
  Class A                          82.32%                      37.96%
  Class B                          81.16%                      37.00%
  Class C                          81.21%                      36.98%
Russell 2000 Index                 18.42%                      13.04%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Growth + Value Fund against the Russell 2000 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities. In exchange for higher growth potential, investing in stocks of smaller and mid-sized companies may entail greater price variability than investing in stocks of larger companies.

                See accompanying index descriptions on page 14.

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U.S. Equity
Funds
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                                                                       Portfolio
PILGRIM RESEARCH ENHANCED INDEX FUND                            Manager's Report
--------------------------------------------------------------------------------

Portfolio   Management  Team:  Timothy  Devlin,  Vice  President,   J.P.  Morgan
Investment Management Inc. and Portfolio Manager; Bernard Kroll, Managing Director of J.P. Morgan Investment Management Inc. and Portfolio Manager.

Goal: The Research Enhanced Index Fund seeks to earn a total return modestly in excess of the S&P 500 Index while maintaining a return volatility similar to the S&P 500 Index.

Market Overview: Technology and growth continued to be favored by investors and positive price momentum remained an indicator of short-term success throughout the greater part of the six-month period ending April 30, 2000. Specific risk or individual stock volatility has remained at historical proportions and has clearly been evident in the magnitude with which stock prices have moved around any specific company or market news. Technology has been the greatest contributor to index results, with two stocks in particular, Intel and Cisco, accounting almost entirely for the gains. However, several previously bullish industry pundits admonished that valuations among technology stocks were unjustifiably extended, triggering a sharp rotation out of technology and into more value-oriented sectors in March. While we are not underweight technology, sector neutral as always, the modest rotation had a positive effect on the Fund as we posted positive returns over the benchmark in March. The market then experienced an about-face in April as value decidedly outperformed growth by a meaningful amount for the first time since the spring of 1999. The S&P Value Index fell 0.67% while the S&P Growth Index fell 4.95%. The technology, telecommunications, & media sectors that had led the market over the last few years were all stifled in April. In particular, the software & services sector was down 21.3% due to the bleak performance of Microsoft (-34.3%), the Fund's fourth largest holding. Utilities (+10.9%) and consumer cyclicals (+11.7%) became the best performing sectors in April. Investors returned to the security of low price-to-earnings ratios found in these groups. Stock prices have become very depressed in these interest-sensitive sectors because of the Federal Reserve's tight monetary policy.

Performance: For the six month period ended April 30, 2000, the Fund's Class A shares, excluding sales charges , provided a total return of 4.91% versus 7.26% for the S&P 500 Index.

Portfolio Specifics: Although the market broadened during the latter part of the reporting period, the large-cap U.S. equity market continued to tout a very narrow group of mega-cap stocks, and investors tended to focus on short-term earnings, projecting them forward indefinitely. This behavior, which was present for the majority of the period, presented a challenge to the Fund, which focuses on normalized earnings and intermediate-term growth rates. The Fund is well-diversified and its risk controls are robust, nevertheless, during times of extreme internal market divergence, even the modest exposures to common risk factors, such as price momentum, can result in out-of-scale performance results.

Stock selection within the Drugs, Services and Chemicals sectors were the strongest contributors to performance despite biotechnology stocks trading lower in response to President Clinton's comments on the viability of patents in genomic research. Within the drug sector, the Fund benefited from an overweight position in Monsanto and an underweight position in Johnson & Johnson. Monsanto recently released financial details concerning its proposed merger with Pharmacia & Upjohn. They estimate near-term growth of 15% and 20% EPS growth after 2002. Johnson & Johnson lost momentum stemming from its decision to cease marketing Propulsid, a popular heartburn medicine, after receiving reports of severe side effects. Within the technology sector, Cisco Systems, the leader in network equipment, contributed to performance as it has benefited from a build-out in networking stemming from the explosion in its B2B and B2C businesses.

Stock selection within the Consumer Stable and Finance sectors detracted from performance. Shares of Consumer Stable stock, Procter and Gamble, lost more than a third of their value after the company announced its third-quarter earnings would fall well below year-ago levels because of higher raw materials costs and aggressive pricing by competitors. We continue to hold finance stocks in the Fund that have been deemed undervalued relative to their longer-term earnings potential. However, in the short term, many of these savings & loan and miscellaneous financial services stocks continue to underperform because of the rising interest rate environment. Nevertheless, since most investors expect rates to increase, the stocks' prices should already reflect this information.

Market Outlook: We remain confident in our investment process and risk controls, and expect that the historically wide spread between the most and least attractive names in our universe suggests opportunities ahead. We expect the market to continue to broaden. Most of the positive performance over the last few years has come from the "Nifty Fifty" & mega-cap growth stocks. We believe that a return of global growth will cause investors to look beyond these over-priced stocks to companies that trade at much lower multiples

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Portfolio
Manager's Report                           PILGRIM RESEARCH ENHANCED INDEX FUND
--------------------------------------------------------------------------------

                                   Average Annual Total Returns for the
                                        Periods Ended April 30, 2000
                                  ---------------------------------------
                                                          Since Inception
                                  1 Year                      12/30/98
                                  ------                      --------
Including Sales Charge:
  Class A (1)                      0.41%                        7.48%
  Class B (2)                      0.91%                        8.80%
  Class C (3)                      4.81%                       11.69%
  Class I                           N/A                          N/A
Excluding Sales Charge:
  Class A                          6.54%                       12.34%
  Class B                          5.91%                       11.69%
  Class C                          5.81%                       11.69%
  Class I                          6.99%                       12.77%
S&P 500 Index                     10.12%                       14.55%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Research Enhanced Index Fund against the S&P 500 Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager has waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 4%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and market risks that accompany investments in equities.

                See accompanying index descriptions on page 14.

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International Equity
Funds
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                                                                       Portfolio
PILGRIM INTERNATIONAL VALUE FUND                                Manager's Report
--------------------------------------------------------------------------------

Portfolio  Management  Team:   Managed  by  Multi-Member Investment Committee of
Brandes Investment Partners, L.P.

Goal: The International Value Fund seeks to maximize long-term capital appreciation by investing primarily in non-U.S. companies with market capitalizations greater than $1 billion. The Fund may hold up to 25% of its assets in companies with smaller market capitalizations.

Market Overview: The period was characterized by international stock markets climbing to record highs and suffering sharp declines. For much of the six-month period, technology stocks were among the best-performing non-U.S. stocks. However, most of these companies did not meet our strict value investment criteria. A lack of exposure to this sector adversely affected the Fund's relative returns.

The fundamental strengths and attractive valuations of our holdings in industries such as food & household products and automobiles went largely unnoticed. Stocks in these industries were among the worst performers in the period.

While technology stocks soared throughout much of the period, investors reassessed opportunities outside the technology sector in March and April. They shifted their focus away from high P/E stocks to more undervalued securities. The apparent reevaluation of fundamental strengths accompanied a return to favor for value stocks.

Performance: For the six month period ended April 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 12.37% versus 6.10% for the MSCI EAFE Index.

Portfolio Specifics: Strong returns among telecommunications holdings were primarily responsible for the Fund's outperformance during the period. Among the best-performing telecom holdings were Deutsche Telekom (Germany), Telecom Italia (Italy), and Telefonos de Mexico (Mexico).

Holdings in the industrial components and electrical & electronics industries also were positive influences on returns during the period.

On a country basis, holdings in Germany and Japan were among the better performers. While Kyocera (Japan -- industrial components) was one of the best-performing holdings, we completely eliminated our exposure in this company in March. Following significant gains, we sold it to pursue other, more attractive opportunities exhibiting more favorable risk/reward profiles.

The greatest detriment to returns during the period was the Fund's significant exposure to underperforming holdings in the United Kingdom, including Unilever (food & household products) and National Power (utilities). We viewed the declines as temporary setbacks and a good opportunity to add to selective positions and make new purchases in the United Kingdom.

Market Outlook: While value investing appeared to recapture investor favor later in the period, it remains to be seen whether it can continue.

Regardless of short-term market fluctuations, we retain strict adherence to our investment process, seeking companies with solid traits that are currently out of favor. We believe this approach may continue to reward long-term investors with favorable gains and a margin of safety.

Portfolio
Manager's Report                               PILGRIM INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------

                                   Average Annual Total Returns for the
                                        Periods Ended April 30, 2000
                              ------------------------------------------------
                                           Since Inception     Since Inception
                                          of Class A and C       of Class B
                              1 Year           3/6/95              4/18/97
                              ------           ------              -------
Including Sales Charge:
  Class A (1)                 11.68%            17.43%                --
  Class B (2)                 12.61%              --                19.44%
  Class C (3)                 16.52%            18.00%                --
Excluding Sales Charge:
  Class A                     18.45%            18.78%                --
  Class B                     17.61%              --                20.12%
  Class C                     17.52%            18.00%                --
MSCI EAFE Index               12.47%             9.86%              13.13%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim International Value Fund against the MSCI EAFE Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of small and medium sized companies may entail greater price variability than investing in stocks of larger companies.

                See accompanying index descriptions on page 14.

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International Equity
Funds
--------------------
                                                                       Portfolio
PILGRIM EMERGING MARKETS VALUE FUND                             Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Managed by Multi-Member Investment Committee of Brandes Investment Partners, L.P.

Goal: The Emerging Markets Value Fund seeks to maximize long-term capital appreciation by investing primarily in companies located in countries with emerging markets, including companies that may be smaller and lesser-known.

Market Overview: The period was characterized by emerging stock markets climbing to record highs and suffering sharp declines. For much of the six-month period, technology stocks were among the best-performing stocks in emerging markets. However, most of these companies did not meet our strict value investment criteria. A lack of exposure to this sector adversely affected the Fund's relative returns.

The fundamental strengths and attractive valuations of our holdings in industries such as textiles and food & household products went largely unnoticed. Stocks in these industries were among the worst performers in the period.

While technology stocks soared throughout much of the period, investors reassessed opportunities outside the technology sector in March and April. They shifted their focus away from high P/E stocks to more undervalued securities. The apparent reevaluation of fundamental strengths accompanied a return to favor for value stocks.

Performance: For the six month period ended April 30, 2000, the Fund's Class A shares, excluding sales charges, provided a total return of 5.11% versus 13.11% for the MSCI Emerging Markets Free Index.

Portfolio Specifics: Returns among emerging markets were disparate during the period, underscoring the need for selectivity. In the Philippines, for example, reports of stock-price manipulation and a tightening of monetary policy negatively affected the market. Stocks in Thailand, Indonesia, and China also slumped during the period.

Exposure to declining stocks in China, South Africa, and India were the greatest contributors to the Fund's underperformance during the period. Among the worst-performing holdings were Iscor (South Africa -- metals), Bombay Dyeing and Manufacturing (India -- textiles and apparel), and Beijing Datang (China -- utilities).

Among the Fund's best performers during the period were holdings in the telecommunications, electrical and electronics, and energy sources industries. Higher prices for commodities such as oil boosted revenue projections for companies in many export-dependent emerging markets.

Holdings in Brazil, Mexico, Russia, and Turkey also delivered solid gains.

Market Outlook: Whether the renewed enthusiasm for value investing that characterized the final two months of the period continues remains to be seen. Regardless of short-term market fluctuations, we retain strict adherence to our investment process, seeking companies with solid traits that are currently out of favor. We believe this approach may continue to reward long-term investors with favorable gains and a margin of safety.

While stocks in emerging markets have rebounded significantly from their recent lows in the wake of currency and economic crises, we continue to uncover attractively priced stocks of businesses with solid fundamental traits. The strengths of the individual holdings in your portfolio inspire our confidence and enthusiasm regarding the future.

Portfolio
Manager's Report                            PILGRIM EMERGING MARKETS VALUE FUND
--------------------------------------------------------------------------------

                                   Average Annual Total Returns for the
                                        Periods Ended April 30, 2000
                                  ---------------------------------------
                                                          Since Inception
                                  1 Year                      1/1/98
                                  ------                      ------
Including Sales Charge:
  Class A (1)                      5.40%                       3.27%
  Class B (2)                      5.97%                       3.95%
  Class C (3)                     10.16%                       5.14%
Excluding Sales Charge:
  Class A                         11.80%                       5.92%
  Class B                         10.97%                       5.17%
  Class C                         11.16%                       5.16%
MSCI EMF Index                    20.21%                       8.00%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim Emerging Markets Value Fund against the MSCI Emerging Markets Free (EMF) Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charge and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Total returns reflect the fact that the Investment Manager had waived certain fees and expenses otherwise payable by the Fund. Total returns would have been lower had there been no waiver to the Fund.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)   Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets. In exchange for higher growth potential, investing in stocks of smaller companies may entail greater price variability than investing in stocks of larger companies.

                See accompanying index descriptions on page 14.

------
Income
Funds
------
                                                                       Portfolio
PILGRIM HIGH TOTAL RETURN FUND                                  Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Kevin Mathews, Senior Vice President & Senior Portfolio Manager, Charles Ullerich, Vice President & Portfolio Manager

Goals: The   High  Total  Return  Fund  invests  primarily  in  higher-yielding, lower-rated bonds to achieve high current income with potential for capital growth

Market Overview: In the six-month period ended April 30, 2000 security markets experienced historical record high levels of price volatility. Huge valuations placed on internet and communications issues in the form of excessive price earnings ratios, had placed a premium on the market. Those premiums began to correct to lower levels in the first quarter of 2000, as investors became increasingly uneasy with the prospects for continued economic growth with low inflation in the United States. This correction, magnified by the effects of margin account buying, took no prisoners. Legendary names in the hedge fund business closed up shop or significantly restructured operations as a result of losses in leveraged stock bets.

Much of the source of the uncertainty in the market surrounds the Federal Open Market Committee ("FOMC"). The FOMC, which has been raising short-term interest rates since late 1998, continued tightening at a more aggressive rate in the first four months of 2000. FOMC Governors are concerned about the rapid rate of economic growth currently being experienced in the US, as well as the recent increases in leading inflation indexes.

High yield bond investors similarly experienced rocky markets in the first four months of 2000. High yield bond prices have trended downward for the last year amid concerns about the economy and inflation. The high yield market has been experiencing increased levels of defaults and decreased recovery rates from those defaults. Concerns about corporate credit quality have caused spreads to widen. The effect has been most pronounced in the high yield market, but all levels of corporate bond credit quality have experienced wider spreads versus treasuries. Until the market feels more reassured about the prospects for low inflation and moderate economic growth, the high yield market will continue to trade in a risk avoidance mode.

Performance: For the six months ended April 30, 2000, the Fund's Class A shares, excluding sales charges, declined 7.82% compared to the Lehman Brothers High Yield Index which returned 0.08% for the same period.

Portfolio Specifics: The Fund experienced significant challenges over the last six months as credit specific events required a reevaluation of several material positions within the portfolio. For example, Intracel, a biotechnology firm, and Poland Telecom Operators, a Polish telephone company, both ran low on cash, as investors became bearish on business prospects. Comforce, a personnel outsourcing company, traded down as the industry went out of favor with investors. The Fund's overweighting in the lowest tier of credit quality also impacted performance. The Merrill Lynch Triple-C/Double-C/Single-C Index for the six month period ended April 30, 2000 underperformed the Single-B Index by 243 basis points.

The Fund  continues  to carry an  overweighted  position  in the  Communications sector, including the wireless, wireline, and internet subsectors. Acquisition/merger activity, within the communication and media sectors, helped performance as bonds and equity were taken out at a premium. For example, Unisite, a wireless communication tower company, was acquired by American Tower. American Tower has a higher credit rating than Unisite. Source Media, a cable and print media company, announced a joint venture with Insight Communications. Given the good news, we took the opportunity to sell Source Media stock. Source Media currently trades significantly below the prices at which we sold.

Management continues to hold an above average cash position in the 5 to 10% range. The added liquidity allows us to be flexible and opportunistic. Average credit quality was held at Single-B, as our expectation of continued economic growth with low inflation in the domestic economy was proven correct.

Market Outlook: By most conventional measures of high yield market valuation the sector looks cheap. Spreads on most of the major high yield indexes have only been wider in the recession of 1989-90. Default rates seem to be at or near their peak and defaults tend to peak before recessions in the high yield market. Mutual fund redemptions continue, but insurance company and pension fund buying has been stepped up by managers who feel the market is cheap. What we have not seen is a change in investor sentiment and a return of the high yield new issue market.

Much depends on FOMC policy and valuations in the NASDAQ market. If the FOMC continues to tighten, it will weigh heavily on the minds of investors. Without the knowledge that Alan Greenspan and his fellow FOMC members are satisfied with the economic and inflationary outlook, investors will remain risk averse. Valuations are

Portfolio
Manager's Report                                 PILGRIM HIGH TOTAL RETURN FUND
--------------------------------------------------------------------------------

another key element in the equation. NASDAQ is heavily weighted with telecommunications equity issues. Telecommunications bond issues make up between 30-40% of the total composition of the high yield market. Many high yield funds have heavy weightings in the sector. With some internet and telecommunications issues reaching earnings multiples measured in the hundreds of times earnings, (for those that have earnings), the ability of those companies to grow into those multiples remains in question. Bonds appear more fairly valued, but regardless will trade in sympathy with the equity markets.

                                   Average Annual Total Returns for the Periods Ended April 30, 2000
                                -----------------------------------------------------------------------
                                                    Since Inception   Since Inception   Since Inception
                                                       of Class A        of Class B        of Class C
                                1 Year     5 Year        11/8/93           2/9/94            3/21/94
                                ------     ------        -------           ------            -------
Including Sales Charge:
  Class A (1)                   -22.17%     1.44%         1.58%                --                --
  Class B (2)                   -22.47%     1.44%           --               0.69%               --
  Class C (3)                   -19.43%     1.71%           --                 --              1.09%
Excluding Sales Charge:
  Class A                       -18.19%     2.43%         2.35%                --                --
  Class B                       -18.80%     1.69%           --               0.69%               --
  Class C                       -18.70%     1.71%           --                 --              1.09%
Lehman High Yield Bond Index     -3.53%     7.04%         6.84%(4)           6.46%(4)          7.36%(4)

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim High Total Return Fund against the Lehman High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

(4) Index return from 10/31/93 for Class A, 1/31/94 for Class B and 3/31/94 for Class C.

Principal Risk Factor(s): Exposure to financial and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The fund may invest in mortgage related securities, which may involve prepayment risk. Assets may also be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 14.

------
Income
Funds
------
                                                                       Portfolio
PILGRIM HIGH TOTAL RETURN FUND II                               Manager's Report
--------------------------------------------------------------------------------

Portfolio Management Team: Kevin Mathews, Senior Vice President & Senior Portfolio Manager, Charles Ullerich, Vice President & Portfolio Manager

Goals: The High Total Return Fund II invests primarily in higher-yielding, lower-rated bonds to achieve high current income with potential for capital growth

Market Overview: In the six-month period ended April 30, 2000 security markets experienced historical record high levels of price volatility. Huge valuations placed on internet and communications issues in the form of excessive price earnings ratios, had placed a premium on the market. Those premiums began to correct to lower levels in the first quarter of 2000, as investors became increasingly uneasy with the prospects for continued economic growth with low inflation in the United States. This correction, magnified by the effects of margin account buying, took no prisoners. Legendary names in the hedge fund business closed up shop or significantly restructured operations as a result of losses in leveraged stock bets.

Much of the source of the uncertainty in the market surrounds the Federal Open Market Committee ("FOMC"). The FOMC, which has been raising short-term interest rates since late 1998, continued tightening at a more aggressive rate in the first four months of 2000. FOMC Governors are concerned about the rapid rate of economic growth currently being experienced in the US, as well as the recent increases in leading inflation indexes.

High yield bond investors similarly experienced rocky markets in the first four months of 2000. High yield bond prices have trended downward for the last year amid concerns about the economy and inflation. The high yield market has been experiencing increased levels of defaults and decreased recovery rates from those defaults. Concerns about corporate credit quality have caused spreads to widen. The effect has been most pronounced in the high yield market, but all levels of corporate bond credit quality have experienced wider spreads versus treasuries. Until the market feels more reassured about the prospects for low inflation and moderate economic growth, the high yield market will continue to trade in a risk avoidance mode.

Performance: For the six month period ended April 30, 2000, the Fund's Class A shares, excluding sales charges, declined 11.32% compared to the Lehman Brothers High Yield Index which returned 0.08% for the same period.

Portfolio Specifics: The Fund experienced significant challenges over the last six months as credit specific events required a reevaluation of several material positions within the portfolio. For example, Intracel, a biotechnology firm, ran low on cash, as investors became bearish on business prospects. Decora, a consumer products company, suffered operational issues and also ran low on cash. Comforce, a personnel outsourcing company, traded down as the industry went out of favor with investors. The Fund's overweighting in the lowest tier of credit quality also impacted performance. The Merrill Lynch Triple-C/Double-C/Single-C Index for the six month period ended April 30, 2000 underperformed the Single-B Index by 243 basis points.

The Fund  continues  to carry an  overweighted  position  in the  Communications sector, including the wireless, wireline, and internet subsectors. Acquisition/merger activity, within the communication and media sectors, helped performance as bonds and equity were taken out at a premium. For example, Globix, an internet infrastructure company, saw its stock rise significantly on positive investor sentiment. Given the good news, we took the opportunity to sell two-thirds of our Globix warrants. Globix currently trades significantly below the prices at which we sold.

Management continues to hold an above average cash position in the 5 to 10% range. The added liquidity allows us to be flexible and opportunistic. Average credit quality was held at Single-B as our expectation of continued economic growth with low inflation in the domestic economy was proven correct.

Market Outlook: By most conventional measures of high yield market valuation the sector looks cheap. Spreads on most of the major high yield indexes have only been wider in the recession of 1989-90. Default rates seem to be at or near their peak and defaults tend to peak before recessions in the high yield market. Mutual fund redemptions continue, but insurance company and pension fund buying has been stepped up by managers who feel the market is cheap. What we have not seen is a change in investor sentiment and a return of the high yield new issue market.

Much depends on FOMC policy and valuations in the NASDAQ market. If the FOMC continues to tighten, it will weigh heavily on the minds of investors. Without the knowledge that Alan Greenspan and his fellow FOMC members are satisfied with the economic and inflationary outlook investors will remain risk averse. Valuations are

Portfolio
Manager's Report                              PILGRIM HIGH TOTAL RETURN FUND II
--------------------------------------------------------------------------------

another key element in the equation. NASDAQ is heavily weighted with telecommunications equity issues. Telecommunications bond issues make up between 30-40% of the total composition of the high yield market. Many high yield funds have heavy weightings in the sector. With some internet and telecommunications issues reaching earnings multiples measured in the hundreds of times earnings, (for those that have earnings), the ability of those companies to grow into those multiples remains in question. Bonds appear more fairly valued, but regardless will trade in sympathy with the equity markets.

                                   Average Annual Total Returns for the
                                        Periods Ended April 30, 2000
                                  ---------------------------------------
                                                         Since Inception
                                                      of Class A, B and C
                                  1 Year                    1/31/97
                                  ------                    -------
Including Sales Charge:
  Class A (1)                     -22.81%                    -2.81%
  Class B (2)                     -23.35%                    -2.72%
  Class C (3)                     -20.44%                    -2.04%
Excluding Sales Charge:
  Class A                         -18.96%                    -1.34%
  Class B                         -19.68%                    -2.03%
  Class C                         -19.71%                    -2.04%
Lehman High Yield Bond Index       -3.53%                     4.10%

Based on a $10,000 initial investment, the table above illustrates the total return of Pilgrim High Total Return Fund II against the Lehman Brothers High Yield Bond Index. The Index has an inherent performance advantage over the Fund since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund's performance is shown both with and without the imposition of sales charges.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)  Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 3%, respectively, for the 1 year and since inception returns.

(3) Reflects deduction of the Class C deferred sales charge of 1.00% for the 1 year return.

Principal Risk Factor(s): Exposure to financial and interest rate risks. High yields reflect the higher credit risks associated with certain lower rated securities in the Fund's portfolio and in some cases, the lower market prices for those instruments. The Fund may invest in mortgage-related securities, which may ential prepayment risk. Assets may also be invested in foreign securities. International investing does pose special risks, including currency fluctuation and political risks not found in investments that are solely domestic. Risks of foreign investing are generally intensified for investments in emerging markets.

                See accompanying index descriptions on page 14.

-------
Pilgrim
Funds
-------
                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 Index is a widely recognized unmanaged index of 500 common stocks. The Russell 2000 Index is an unmanaged index that measures the performance of 2000 small companies.

The S&P Barra Value Index is an unmanaged capitalization-weighted index of all of the stocks in the S&P 500 that have low price-to-book ratios.

The S&P Barra Growth Index is an unmanaged capitalization-weighted index of all of the stocks in the S&P 500 that have high price-to-book ratios.

The MSCI EAFE Index is an unmanaged index consisting of more than 1,400 securities in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. It is a generally accepted index for major overseas markets.

The MSCI Emerging Markets Free (EMF) Index is an unmanaged index comprised of companies representative of the market structure of 22 emerging countries in Europe, Latin America and the Pacific Rim Basin.

The Lehman Brothers High Yield Bond Index is an unmanaged index comprised of non-investment grade bonds with maturities between seven to ten years.

The Merrill Lynch Triple-C/Double-C/Single-C Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

The Merrill Lynch Single-B Index, a sub-index of the Merrill Lynch High Yield Index, is an unmanaged index which measures the performance of non-investment grade U.S. domestic bonds.

                An investor cannot invest directly in an index.

                               SHAREHOLDER MEETING
--------------------------------------------------------------------------------

A special meeting of shareholders of the Pilgrim Income & Growth Fund was held in Phoenix, Arizona on March 24, 2000. A brief description of each matter voted upon as well as the results are outlined below:

                                             Shares
                              Shares     voted against     Shares
                            voted for     or withheld    abstained     Total
                            ---------     -----------    ---------     -----

1. Agreement and Plan of Reorganization providing for the acquisition of all of the assets and liabilities of Pilgrim Income & Growth Fund by Pilgrim Balanced Fund.


                           5,115,195        60,104         363,424    5,538,723

2. To transact such other business as may properly come before the special meeting of shareholders or any adjournments thereof:


                           5,072,708        37,589         428,426    5,538,723

-------
Pilgrim
Funds
-------

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                    Pilgrim       Pilgrim Research       Pilgrim
                                                    Growth +          Enhanced        International
                                                   Value Fund        Index Fund         Value Fund
                                                  -------------     -------------     --------------
ASSETS:
Investments in securities, at market
 value (cost $539,515,828, $234,023,174,
 and $1,459,873,161, respectively)                $ 744,294,570     $ 247,864,484     $1,533,770,976
Repurchase agreements                                53,371,000         4,151,000         65,313,000
Cash                                                        200             2,945                922
Foreign cash, at value (cost $0, $0, and
 $496,535, respectively)                                     --                --            326,539
Receivable for investments sold                      24,237,268           936,281                 --
Receivable for shares of beneficial
 interest sold                                        5,879,811         1,913,674         16,235,455
Dividends and interest receivable                        25,262           229,107          9,976,743
Prepaid expenses                                         35,985            12,541             71,070
                                                  -------------     -------------     --------------
  Total Assets                                      827,844,096       255,110,032      1,625,694,705
                                                  -------------     -------------     --------------
LIABILITIES:
Payable for investments purchased                    14,012,808           908,614         45,593,256
Investment advisory fee payable                         606,618           146,497          1,281,411
Payable for shares of beneficial
 interest reacquired                                  1,884,703         1,699,424         15,198,059
Distribution fees payable                               514,531           167,184            881,913
Administrative service fees payable                      49,649            13,449            108,117
Transfer agent fees payable                             181,438            42,031            260,028
Payable for future variation margin                          --            23,725                 --
Accrued expenses                                         81,437           172,664            520,036
                                                  -------------     -------------     --------------
  Total Liabilities                                  17,331,184         3,173,588         63,842,820
                                                  -------------     -------------     --------------
NET ASSETS                                        $ 810,512,912     $ 251,936,444     $1,561,851,885
                                                  =============     =============     ==============
NET ASSETS CONSIST OF:
 Paid in capital for shares of beneficial
  interest, $0.01 par value outstanding
  (unlimited shares authorized)                   $ 508,443,973     $ 236,397,021     $1,329,731,888
 Undistributed (overdistributed) net
  investment income                                  (5,530,093)         (540,494)         3,176,997
 Accumulated net realized gain on investments,
  foreign currency and futures contracts            102,820,290         2,122,624        155,215,181
 Net unrealized appreciation of investments,
  foreign currency and futures contracts            204,778,742        13,957,293         73,727,819
                                                  -------------     -------------     --------------
 Net Assets                                       $ 810,512,912     $ 251,936,444     $1,561,851,885
                                                  =============     =============     ==============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                Pilgrim           Pilgrim Research          Pilgrim
                                                Growth +              Enhanced           International
                                               Value Fund            Index Fund            Value Fund
                                               ----------            ----------            ----------
Class A:
 Net Assets                                   $179,314,726          $ 28,344,606          $683,359,075
 Shares outstanding                              6,682,585             2,456,443            43,230,595
 Net asset value and redemption value per
  share (net assets/shares outstanding)       $      26.83          $      11.54          $      15.81
 Maximum offering price per share (net
  asset value plus sales charge of 5.75%
  of offering price)                          $      28.47          $      12.24          $      16.77

Class B
 Net Assets                                   $415,364,434          $102,836,594          $381,398,569
 Shares outstanding                             15,898,037             8,983,456            24,407,682
 Net asset value and offering price per
  share(1) (net assets/shares outstanding)    $      26.13          $      11.45          $      15.63

Class C:
 Net Assets                                   $215,833,752          $ 91,265,018          $482,686,165
 Shares outstanding                              8,265,119             7,969,681            30,933,465
 Net asset value and offering price per
  share(1) (net assets/shares outstanding)    $      26.11          $      11.45          $      15.60

Class I:
 Net Assets                                            N/A          $ 29,362,305                   N/A
 Shares outstanding                                    N/A             2,531,789                   N/A
 Net asset value, offering price and
  redemption price per share (net
  assets/shares outstanding)                           N/A          $      11.60                   N/A

Class Q:
 Net Assets                                   $         --          $    127,921          $ 14,408,076
 Shares outstanding                                     --                11,082               911,968
 Net asset value, offering price and
  redemption price per share (net
  assets/shares outstanding)                           N/A          $      11.54          $      15.80

(1) Redemption price per share varies with length of time Class B and C shares are held.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                Pilgrim Emerging         Pilgrim             Pilgrim
                                                    Markets             High Total          High Total
                                                   Value Fund          Return Fund        Return Fund II
                                                   -----------        -------------       --------------
ASSETS:
 Investments in securities, at value (cost
  $15,660,448 and $329,479,055, $118,920,975,
  respectively)                                    $16,072,816        $ 210,714,404         $  85,305,776
 Repurchase agreements                                      --           17,049,000             4,062,000
 Cash                                                   98,108                  300                   100
 Foreign cash, at value (cost $61,262, $0,
  and $0, respectively)                                 61,015                   --                    --
 Receivable for shares of beneficial
  interest sold                                         69,716            1,000,705                    50
 Receivable for investments sold                            --            7,366,349             5,142,086
 Dividends and interest receivable                     159,217            9,567,646             3,257,846
 Prepaid expenses                                       11,815               19,225                12,659
 Other assets                                           55,700                   --                    --
                                                   -----------        -------------         -------------
      Total Assets                                  16,528,387          245,717,629            97,780,517
                                                   -----------        -------------         -------------
LIABILITIES:
 Payable for investments purchased                          --            7,584,272             4,391,548
 Investment advisory fee payable                        14,477              150,370                58,717
 Payable for shares of beneficial
  interest reacquired                                  124,629            1,261,560               638,998
 Distribution fees payable                               9,889              169,030                53,673
 Administrative service fees payable                       976                7,908                   693
 Transfer agent fee payable                                727               38,289                 8,441
 Accrued expenses                                       32,873               94,373                46,696
                                                   -----------        -------------         -------------
      Total Liabilities                                183,571            9,305,802             5,198,766
                                                   -----------        -------------         -------------
NET ASSETS                                         $16,344,816        $ 236,411,827         $  92,581,751
                                                   ===========        =============         =============
NET ASSETS CONSIST OF:
 Paid in capital for shares of beneficial
  interest, $0.01 par value outstanding
  (unlimited shares authorized)                    $13,309,077        $ 507,822,254         $ 183,253,721
 Undistributed (overdistributed) net
  investment income                                    104,391             (534,409)              512,265
 Accumulated net realized gain (loss) on
  investments and foreign currency                   2,519,227         (152,068,104)          (57,553,084)
 Net unrealized appreciation (depreciation)
  of investments and foreign currency                  412,121         (118,807,914)          (33,631,151)
                                                   -----------        -------------         -------------
 Net Assets                                        $16,344,816        $ 236,411,827         $  92,581,751
                                                   ===========        =============         =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

     STATEMENTS OF ASSETS AND LIABILITIES as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                Pilgrim Emerging       Pilgrim            Pilgrim
                                                    Markets           High Total         High Total
                                                   Value Fund        Return Fund       Return Fund II
                                                   ----------        -----------       --------------
Class A:
 Net Assets                                        $7,180,992        $ 53,897,013        $11,826,664
 Shares outstanding                                   669,288          18,718,511          3,350,864
 Net asset value and redemption value
  per share (net assets/shares outstanding)        $    10.73        $       2.88        $      3.53
 Maximum offering price per share (net
  asset value plus sales charge of 5.75%,
  4.75% and 4.75%, respectively of offering
  price)                                           $    11.38        $       3.02        $      3.71

Class B:
 Net Assets                                        $4,426,381        $162,048,321        $66,347,742
 Shares outstanding                                   414,845          56,378,897         18,799,842
 Net asset value and offering price per
  share(1) (net assets/shares outstanding)         $    10.67        $       2.87        $      3.53

Class C:
 Net Assets                                        $4,737,443        $ 20,466,493        $14,407,345
 Shares outstanding                                   445,867           7,080,885          4,077,763
 Net asset value and offering price per
  share(1)(net assets/shares outstanding)          $    10.63        $       2.89        $      3.53

(1) Redemption price per share varies with length of time Class B and C shares are held.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

  STATEMENTS OF OPERATIONS for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                        Pilgrim          Pilgrim Research         Pilgrim
                                                        Growth +             Enhanced           International
                                                       Value Fund           Index Fund           Value Fund
                                                     -------------         ------------         -------------
INVESTMENT INCOME:
 Dividends, (net of withholding tax of
  $0, $0, and $1,839,639 respectively)               $     122,359         $  1,627,546         $  16,815,825
 Interest                                                  991,286              151,538             1,793,576
 Other                                                          --                   --                 1,229
                                                     -------------         ------------         -------------
      Total investment income                            1,113,645            1,779,084            18,610,630
                                                     -------------         ------------         -------------
EXPENSES:
 Investment advisory fees                                3,130,253              874,925             6,779,707
 Distribution fees:
   Class A                                                 198,765               44,609               892,818
   Class B                                               1,709,736              524,000             1,724,063
   Class C                                                 757,966              433,569             2,045,903
   Class Q                                                      --                   18                10,105
 Transfer agent fees and expenses                          313,025              114,934               677,970
 Administrative service fees                               313,025              124,989               677,971
 Accounting and custodian fees                              93,908              106,241               576,275
 Printing and postage                                       37,302               12,499                67,797
 Registration fees                                          32,556               50,621               155,091
 Professional fees                                          31,463               19,910                62,439
 Trustee fees                                               12,460                5,460                36,460
 Miscellaneous                                              13,279                7,803                33,538
                                                     -------------         ------------         -------------
      Total expenses                                     6,643,738            2,319,578            13,740,137
                                                     -------------         ------------         -------------
      Net investment income (loss)                      (5,530,093)            (540,494)            4,870,493
                                                     -------------         ------------         -------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
 Net realized gain on investments and options          102,954,408            2,706,368           155,583,743
 Net realized loss on foreign currency                          --                   --              (470,449)
 Net change in unrealized appreciation
  (depreciation) of investments, foreign
  currency, futures and options                        108,784,669            8,512,632           (30,562,001)
                                                     -------------         ------------         -------------
  Net realized and unrealized gain from
   investments, foreign currency, futures
   and options                                         211,739,077           11,219,000           124,551,293
                                                     -------------         ------------         -------------
  NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                   $ 206,208,984         $ 10,678,506         $ 129,421,786
                                                     =============         ============         =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

  STATEMENTS OF OPERATIONS for the six months ended April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                               Pilgrim Emerging        Pilgrim              Pilgrim
                                                    Markets           High Total           High Total
                                                  Value Fund          Return Fund        Return Fund II
                                                  ----------          -----------        --------------
INVESTMENT INCOME:
 Dividends (net of withholding tax of
  $27,846, $0, and $0 respectively)              $   363,333         $  2,550,285         $    409,105
 Interest                                             12,434           14,538,618            6,825,068
 Other                                                    --            1,717,839              417,526
                                                 -----------         ------------         ------------
      Total investment income                        375,767           18,806,742            7,651,699
                                                 -----------         ------------         ------------
EXPENSES:
 Investment advisory fees                            107,472            1,081,164              447,728
 Distribution fees:
   Class A                                            15,131               97,865               22,387
   Class B                                            22,143              996,829              425,164
   Class C                                            34,893              133,005               97,184
 Transfer agent fees and expenses                     10,747              145,605               59,697
 Administrative service fees                          10,747              145,605               59,697
 Accounting and custodian fees                        11,135               50,962               20,894
 Printing and postage                                  1,075               14,561                5,970
 Registration fees                                    17,416               42,867               30,221
 Professional fees                                    11,850               76,115               31,920
 Trustee fees                                          5,460                6,960                5,460
 Miscellaneous                                         1,634               78,045               28,477
                                                 -----------         ------------         ------------
      Total expenses                                 249,703            2,869,583            1,234,799
                                                 -----------         ------------         ------------
      Net investment income                          126,064           15,937,159            6,416,900
                                                 -----------         ------------         ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS:
 Net realized gain (loss) on investments           2,645,965          (45,872,469)         (25,417,926)
 Net realized loss on foreign currency              (126,789)            (287,033)            (113,128)
 Net change in unrealized appreciation
  (depreciation) of investments and
  foreign currency                                (1,334,958)              40,341            1,803,642
                                                 -----------         ------------         ------------
  Net realized and unrealized gain (loss)
   on investments and foreign currency             1,184,218          (46,119,161)         (23,727,412)
                                                 -----------         ------------         ------------
  NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                     $ 1,310,282         $(30,182,002)        $(17,310,512)
                                                 ===========         ============         ============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                              Pilgrim Growth + Value Fund          Pilgrim Research Enhanced Index Fund
                                         ----------------------------------    -------------------------------------------
                                          For the six months     Year Ended     For the six months      For the period
                                         ended April 30, 2000    Otober 31,    ended April 30, 2000   December 30, 1998(1)
                                             (Unaudited)            1999            (Unaudited)       to October 31, 1999
                                            -------------      -------------       -------------      -------------------
FROM OPERATIONS:
 Net investment loss                        $  (5,530,093)     $  (5,045,729)      $    (540,494)        $    (160,475)
 Net realized gain on investments
  and options                                 102,954,408         83,963,594           2,706,368             2,844,931
 Net change in unrealized appreciation
  of investments, futures and options         108,784,669         83,444,021           8,512,632             5,444,661
                                            -------------      -------------       -------------         -------------
 Net increase in net assets resulting
  from operations                             206,208,984        162,361,886          10,678,506             8,129,117
                                            -------------      -------------       -------------         -------------
 FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Class A                                              --                 --                  --                    --
  Class B                                              --                 --                  --                    --
  Class C                                              --                 --                  --                    --
 Net realized gain from investments           (52,769,105)                --          (3,268,200)                   --
                                            -------------      -------------       -------------         -------------
 Total distributions                          (52,769,105)                --          (3,268,200)                   --
                                            -------------      -------------       -------------         -------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares             346,093,599        215,319,842          53,741,337           231,460,935
 Net asset value of shares resulting from
  dividend reinvestment                        32,070,911                 --           1,891,832                    --
                                            -------------      -------------       -------------         -------------
                                              378,164,510        215,319,842          55,633,169           231,460,935
 Cost of shares redeemed                     (113,933,833)      (161,711,440)        (41,313,688)           (9,383,395)
                                            -------------      -------------       -------------         -------------
 Net increase in net assets resulting
  from capital share transactions             264,230,677         53,608,402          14,319,481           222,077,540
                                            -------------      -------------       -------------         -------------
 Net increase in net assets                   417,670,556        215,970,288          21,729,787           230,206,657

NET ASSETS:
 Beginning of year                            392,842,356        176,872,068         230,206,657                    --
                                            -------------      -------------       -------------         -------------
 End of year                                $ 810,512,912      $ 392,842,356       $ 251,936,444         $ 230,206,657
                                            =============      =============       =============         =============
 Overdistributed net investment income      $  (5,530,093)                --       $    (540,494)                   --
                                            =============      =============       =============         =============

(1) Commencement of operations.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                                Pilgrim International Value Fund
                                                           -----------------------------------------
                                                            For the six months         Year Ended
                                                           ended April 30, 2000        October 31,
                                                                (Unaudited)               1999
                                                              ---------------        ---------------
FROM OPERATIONS:
 Net investment income                                       $     4,870,493         $     3,580,736
 Net realized gain on investments                                155,583,743              49,724,160
 Net realized gain (loss) on foreign currency                       (470,449)              3,476,523
 Net change in unrealized appreciation (depreciation)
  of investments and foreign currency                            (30,562,001)            128,073,707
                                                             ---------------         ---------------
 Net increase in net assets resulting from operations            129,421,786             184,855,126
                                                             ---------------         ---------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Class A                                                          (3,809,622)             (2,447,955)
 Class B                                                            (593,914)               (638,225)
 Class C                                                            (828,109)               (652,956)
 Net realized gain from investments                              (53,012,740)            (28,295,922)
                                                             ---------------         ---------------
      Total distributions                                        (58,244,385)            (32,035,058)
                                                             ---------------         ---------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares                                920,654,014             765,122,980
 Net asset value of shares resulting from
  dividend reinvestment                                           44,145,054              25,417,235
                                                             ---------------         ---------------
                                                                 964,799,068             790,540,215
 Cost of shares redeemed                                        (515,037,681)           (397,092,669)
                                                             ---------------         ---------------
Net increase in net assets resulting from
 capital share transactions                                      449,761,387             393,447,546
                                                             ---------------         ---------------
Net increase in net assets                                       520,938,788             546,267,614

NET ASSETS:
 Beginning of year                                             1,040,913,097             494,645,483
                                                             ---------------         ---------------
 End of year                                                 $ 1,561,851,885         $ 1,040,913,097
                                                             ===============         ===============
 Undistributed net investment income                         $     3,176,997         $     3,538,149
                                                             ===============         ===============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                              Pilgrim Emerging Markets Value Fund       Pilgrim High Total Return Fund
                                              -----------------------------------    -----------------------------------
                                               For the six months     Year Ended      For the six months      Year Ended
                                              ended April 30, 2000    October 31,    ended April 30, 2000     October 31,
                                                  (Unaudited)           1999             (Unaudited)            1999
                                                  ------------       ------------       -------------       -------------
FROM OPERATIONS:
 Net investment income                           $    126,064       $    142,115       $  15,937,159       $  56,920,134
 Net realized gain (loss) on investments            2,645,965            926,219         (45,872,469)        (98,451,507)
 Net realized gain (loss) on foreign currency        (126,789)            (9,987)           (287,033)             12,477
 Net change in unrealized appreciation
  (depreciation) of investments and foreign
  currency                                         (1,334,958)         3,931,451              40,341          41,058,535
                                                 ------------       ------------       -------------       -------------
 Net increase (decrease) in net assets
  resulting from operations                         1,310,282          4,989,798         (30,182,002)           (460,361)
                                                 ------------       ------------       -------------       -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
  Class A                                             (98,414)           (68,673)         (3,326,318)        (14,655,522)
  Class B                                             (13,808)           (40,034)         (9,634,424)        (39,701,333)
  Class C                                             (33,528)           (39,146)         (1,265,481)         (6,029,049)
 Return of Capital
  Class A                                                  --                 --                  --          (1,294,305)
  Class B                                                  --                 --                  --          (3,506,231)
  Class C                                                  --                 --                  --            (532,457)
 Net realized gain from investments                  (803,574)                --                  --                  --
                                                 ------------       ------------       -------------       -------------
Total distributions                                  (949,324)          (147,853)        (14,226,223)        (65,718,897)
                                                 ------------       ------------       -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares                   2,653,623         10,710,032          12,794,703         100,856,295
 Net asset value of shares resulting from
  dividend reinvestment                               775,210            101,215           4,123,469          21,713,962
                                                 ------------       ------------       -------------       -------------
                                                    3,428,833         10,811,247          16,918,172         122,570,257
 Cost of shares redeemed                           (7,223,233)        (5,576,842)       (149,004,241)       (285,177,676)
                                                 ------------       ------------       -------------       -------------
Net increase (decrease) in net assets
 derived from capital share transactions           (3,794,400)         5,234,405        (132,086,069)       (162,607,419)
                                                 ------------       ------------       -------------       -------------
Net increase (decrease) in net assets              (3,433,442)        10,076,350        (176,494,294)       (228,786,677)

NET ASSETS:
 Beginning of year                                 19,778,258          9,701,908         412,906,121         641,692,798
                                                 ------------       ------------       -------------       -------------
 End of year                                     $ 16,344,816       $ 19,778,258       $ 236,411,827       $ 412,906,121
                                                 ============       ============       =============       =============
 Undistributed (overdistributed) net
  investment income                              $    104,391       $    124,077       $    (534,409)      $  (2,245,345)
                                                 ============       ============       =============       =============

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

                STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)
--------------------------------------------------------------------------------

                                                            Pilgrim High Total Return Fund II
                                                          --------------------------------------
                                                           For the six months       Year Ended
                                                          ended April 30, 2000      October 31,
                                                               (Unaudited)             1999
                                                              -------------        -------------
FROM OPERATIONS:
 Net investment income                                       $   6,416,900         $  21,989,470
 Net realized loss on investments                              (25,417,926)          (32,191,393)
 Net realized gain (loss) on foreign currency                     (113,128)              123,782
 Net change in unrealized appreciation of investments
  and foreign currency                                           1,803,642             5,135,407
                                                             -------------         -------------
 Net decrease in net assets resulting from operations          (17,310,512)           (4,942,734)
                                                             -------------         -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS:
 Net investment income
  Class A                                                         (725,344)           (3,313,676)
  Class B                                                       (3,840,646)          (14,809,329)
  Class C                                                         (867,398)           (4,292,131)
 Return of Capital
  Class A                                                               --              (217,482)
  Class B                                                               --              (971,960)
  Class C                                                               --              (281,699)
 Net realized gain from investments                                     --                    --
                                                             -------------         -------------
      Total distributions                                       (5,433,388)          (23,886,277)
                                                             -------------         -------------
FROM CAPITAL SHARE TRANSACTIONS:
 Net proceeds from sale of shares                                4,169,886            55,051,024
 Net asset value of shares resulting from
  dividend reinvestment                                          1,477,484             6,839,575
                                                             -------------         -------------
                                                                 5,647,370            61,890,599
 Cost of shares redeemed                                       (67,135,200)         (119,733,819)
                                                             -------------         -------------
Net decrease in net assets derived from capital
 share transactions                                            (61,487,830)          (57,843,220)
                                                             -------------         -------------
Net decrease in net assets                                     (84,231,730)          (86,672,231)

NET ASSETS:
 Beginning of year                                             176,813,481           263,485,712
                                                             -------------         -------------
 End of year                                                 $  92,581,751         $ 176,813,481
                                                             =============         =============
 Undistributed (overdistributed) net investment
  income                                                     $     512,265         $    (471,247)
                                                             =============         =============

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM GROWTH + VALUE FUND (UNAUDITED)                               Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                    Class A
                                               ----------------------------------------------------
                                                For the six months       Year ended October 31,
                                               ended April 30, 2000   -----------------------------
                                                   (Unaudited)         1999       1998      1997(1)
                                               --------------------   ------     ------     -------
Operating performance:
 Net asset value, beginning of the period  $          19.76           10.44      12.15       10.00
 Net investment loss                       $          (0.12)          (0.17)     (0.11)      (0.05)
 Net realized and unrealized gain (loss)
 on investments                            $           9.65            9.49      (1.42)       2.20
 Total from investment operations          $           9.53            9.32      (1.53)       2.15
 Distributions from net realized gain      $          (2.46)             --      (0.18)         --
 Total distributions                       $          (2.46)             --      (0.18)         --
 Net asset value, end of the period        $          26.83           19.76      10.44       12.15
 Total return(2)                           %          51.04           89.27     (12.63)      21.50

Ratios and supplemental data:
 Net assets, end of the period (000's)     $        179,315          81,225     33,425      34,346
 Ratio of expenses to average net assets
 after reimbursement(4)                    %           1.57            1.69       1.72        1.84
 Ratio of expenses to average net assets
 prior to expense reimbursement            %           1.57            1.69       1.72        1.86
 Ratio of net investment loss to average
 net assets                                %          (1.22)(3)       (1.30)     (0.92)      (0.94)(3)
 Portfolio turnover                        %             77             197        162         144

                                                                      Class B
                                               ---------------------------------------------------
                                                For the six months       Year ended October 31,
                                               ended April 30, 2000   ----------------------------
                                                   (Unaudited)         1999      1998      1997(1)
                                               --------------------   ------    -------    -------
Operating performance:
 Net asset value, beginning of the period             19.34            10.29      12.08      10.00
 Net investment loss                                  (0.21)           (0.27)     (0.16)     (0.08)
 Net realized and unrealized gain (loss)
 on investments                                        9.46             9.32      (1.45)      2.16
 Total from investment operations                      9.25             9.05      (1.61)      2.08
 Distributions from net realized gain                 (2.46)              --      (0.18)        --
 Total distributions                                  (2.46)              --      (0.18)        --
 Net asset value, end of the period                   26.13            19.34      10.29      12.08
 Total return(2)                                      50.62            87.95     (13.38)     20.80

Ratios and supplemental data:
 Net assets, end of the period (000's)              415,364          227,227    105,991     76,608
 Ratio of expenses to average net assets
 after reimbursement(4)                                2.27             2.39       2.45       2.55
 Ratio of expenses to average net assets
 prior to expense reimbursement                        2.27             2.39       2.45       2.57
 Ratio of net investment loss to average
 net assets                                           (1.92)(3)        (2.00)     (1.67)     (1.68)(3)
 Portfolio turnover                                      77              197        162        144

                                                                      Class C
                                                 ----------------------------------------------------
                                                  For the six months       Year ended October 31,
                                                 ended April 30, 2000   -----------------------------
                                                     (Unaudited)         1999       1998      1997(1)
                                                 --------------------   -------    ------     -------
Operating performance:
 Net asset value, beginning of the period  $          19.33            10.29     12.08      10.00
 Net investment loss                       $          (0.18)           (0.26)    (0.16)     (0.08)
 Net realized and unrealized gain (loss)
 on investments                            $           9.42             9.30     (1.45)      2.16
 Total from investment operations          $           9.24             9.04     (1.61)      2.08
 Distributions from net realized gain      $          (2.46)              --     (0.18)        --
 Total distributions                       $          (2.46)              --     (0.18)        --
 Net asset value, end of the period        $          26.11            19.33     10.29      12.08
 Total return(2)                           %          50.65            87.85    (13.38)     20.80

Ratios and supplemental data:
 Net assets, end of the period (000's)     $        215,834           84,391    37,456     26,962
 Ratio of expenses to average net assets
 after reimbursement(4)                    %           2.27             2.40      2.46       2.56
 Ratio of expenses to average net assets
 prior to expense reimbursement            %           2.27             2.40      2.46       2.58
 Ratio of net investment loss to average
 net assets                                %          (1.92)(3)        (2.01)    (1.69)     (1.70)(3)
 Portfolio turnover                        %             77              197       162        144

(1)  Class A, B and C commenced operations on November 18, 1996.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                      PILGRIM RESEARCH ENHANCED INDEX FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                            Class A                   Class B
                                                     -----------------------   -----------------------
                                                      For the six               For the six
                                                     months ended    Period    months ended    Period
                                                       April 30,      ended      April 30,      ended
                                                         2000        Oct. 31,      2000        Oct. 31,
                                                      (Unaudited)    1999(1)    (Unaudited)    1999(1)
                                                     ------------    -------   ------------    -------
Operating performance:
 Net asset value, beginning of the period  $             11.14        10.00         11.09       10.00
 Net investment income (loss)              $                --         0.01         (0.04)      (0.02)
 Net realized and unrealized gain on
 investments                               $              0.55         1.13          0.55        1.11
 Total from investment operations          $              0.55         1.14          0.51        1.09
 Distributions from net realized gain      $             (0.15)          --         (0.15)         --
 Total distributions                       $             (0.15)          --         (0.15)         --
 Net asset value, end of the period        $             11.54        11.14         11.45       11.09
 Total return(2)                           %              4.91        11.40          4.57       10.90

Ratios and supplemental data:
 Net assets, end of the period (000's)     $            28,345       27,091       102,837      99,249
 Ratio of expenses to average net assets
 after reimbursement(4)                    %              1.36         1.29          2.06        1.99
 Ratio of expenses to average net assets
 prior to expense reimbursement            %              1.36         1.56          2.06        2.29
 Ratio of net investment income (loss) to
 average net assets                        %              0.06         0.23         (0.64)      (0.49)
 Portfolio turnover                        %                27           26            27          26


                                                            Class C                       Class I
                                                   --------------------------     -----------------------
                                                     For the six                  For the six
                                                    months ended      Period      months ended    Period
                                                      April 30,        ended        April 30,      ended
                                                        2000          Oct. 31,        2000        Oct. 31,
                                                     (Unaudited)      1999(1)      (Unaudited)    1999(1)
                                                    ------------      -------     ------------    -------
Operating performance:
 Net asset value, beginning of the period               11.09          10.00          11.17        10.00
 Net investment income (loss)                           (0.03)         (0.02)          0.02         0.06
 Net realized and unrealized gain on
 investments                                             0.54           1.11           0.56         1.11
 Total from investment operations                        0.51           1.09           0.58         1.17
 Distributions from net realized gain                   (0.15)            --          (0.15)          --
 Total distributions                                    (0.15)            --          (0.15)          --
 Net asset value, end of the period                     11.45          11.09          11.60        11.17
 Total return(2)                                         4.57          10.90           5.17        11.70

Ratios and supplemental data:
 Net assets, end of the period (000's)                 91,265         75,941         29,362       27,927
 Ratio of expenses to average net assets
 after reimbursement(4)                                  2.06           1.99           1.06         0.98
 Ratio of expenses to average net assets
 prior to expense reimbursement                          2.06           2.27           1.06         1.23
 Ratio of net investment income (loss) to
 average net assets                                     (0.64)(3)      (0.49)(3)       0.42         0.62
 Portfolio turnover                                        27             26             27           26

(1)  Class A, B, C and I commenced operations on December 30, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM INTERNATIONAL VALUE FUND (UNAUDITED)                          Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                            Class A
                                               -------------------------------------------------------------------
                                                For the six
                                                months ended                   Year ended October 31,
                                               April 30, 2000    -------------------------------------------------
                                                 (Unaudited)      1999       1998       1997      1996     1995(1)
                                               --------------    -------    -------    -------   -------   -------
Operating performance:
 Net asset value, beginning of the
 period                                 $           14.75         11.88      10.90       9.05      8.10      7.64
 Net investment income (loss)           $            0.07          0.08       0.11      (0.09)     0.14      0.09
 Net realized and unrealized gain on
 investments                            $            1.79          3.58       0.96       2.30      0.85      0.37
 Total from investment operations       $            1.86          3.66       1.07       2.21      0.99      0.46
 Dividends from net investment
 income                                 $           (0.11)        (0.12)        --      (0.14)    (0.04)       --
 Distributions from net realized gain   $           (0.69)        (0.67)     (0.09)     (0.22)       --        --
 Total distributions                    $           (0.80)        (0.79)     (0.09)     (0.36)    (0.04)       --
 Net asset value, end of the period     $           15.81         14.75      11.88      10.90      9.05      8.10
 Total return(2)                        %           12.37         32.55       9.86      27.59     12.15      9.39

Ratios and supplemental data:
 Net assets, end of the period (000's)  $         683,359       451,815    211,018     60,539    16,777     5,188
 Ratio of expenses to average net
 assets after reimbursement (4)         %            1.63          1.68       1.74       1.80      1.85      1.85
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                          %            1.63          1.68       1.74       2.07      2.82      7.93
 Ratio of net investment income
 (loss) to average net assets           %            1.08          0.92       1.62       0.46      1.52      1.67
 Portfolio turnover                     %              20            29         32         26        74        --

                                                                Class B
                                              -----------------------------------------------
                                               For the six
                                               months ended       Year ended October 31,
                                              April 30, 2000   ------------------------------
                                                (Unaudited)     1999        1998      1997(1)
                                              --------------   -------     -------    -------
Operating performance:
 Net asset value, beginning of the
 period                                            14.57        11.76       10.87      10.00
 Net investment income (loss)                       0.03         0.01        0.07      (0.02)
 Net realized and unrealized gain on
 investments                                        1.75         3.51        0.91       0.89
 Total from investment operations                   1.78         3.52        0.98       0.81
 Dividends from net investment
 income                                            (0.03)       (0.04)         --         --
 Distributions from net realized gain              (0.69)       (0.67)      (0.09)        --
 Total distributions                               (0.72)       (0.71)      (0.09)        --
 Net asset value, end of the period                15.63        14.57       11.76      10.87
 Total return(2)                                   11.96        31.55        9.16       8.70

Ratios and supplemental data:
 Net assets, end of the period (000's)           381,399      278,871     145,976     59,185
 Ratio of expenses to average net
 assets after reimbursement (4)                     2.33         2.41        2.47       2.50
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                                      2.33         2.41        2.47       2.58
 Ratio of net investment income
 (loss) to average net assets                       0.38         0.18        0.69      (0.71)(3)
 Portfolio turnover                                   20           29          32         26

                                                                              Class C
                                               ------------------------------------------------------------------
                                                 For the six
                                                months ended            Year ended October 31,
                                               April 30, 2000  --------------------------------------------------
                                                (Unaudited)      1999       1998       1997      1996     1995(1)
                                               --------------  --------   --------   --------   -------   -------
Operating performance:
 Net asset value,
 beginning of the period                $          14.55        11.75       10.86      8.43       8.05      7.61
 Net investment (income loss)           $           0.04          --         0.06     (0.06)      0.05      0.06
 Net realized and unrealized gain on
 investments                            $           1.74         3.51        0.92      2.20       0.86      0.38
 Total from investment operations       $           1.78         3.51        0.98      2.14       0.91      0.44
 Dividends from net investment
 income                                 $          (0.04)       (0.04)         --     (0.04)     (0.03)       --
 Distributions from net realized gain   $          (0.69)       (0.67)      (0.09)    (0.17)     (0.03)       --
 Total distributions                    $          (0.73)       (0.71)      (0.09)    (0.21)        --        --
 Net asset value, end of the period     $          15.60        14.55       11.75     10.86       8.93      8.05
 Total return(2)                        %          11.95        31.50        9.07     25.92      11.39      8.89

Ratios and supplemental data:
 Net assets, end of the period (000's)  $        482,686      310,227     137,651    62,103     14,530     5,749
 Ratio of expenses to average net
 assets after reimbursement (4)         %           2.33 (3)     2.41        2.47      2.50       2.50      2.50 (3)
 Ratio of expenses to average net
 assets prior to expense
 reimbursement                          %           2.33 (3)     2.41        2.47      2.74       3.71      8.58 (3)
 Ratio of net investment income (loss)
 to average net assets                  %           0.42 (3)     0.19        0.68    (0.23)       0.62      1.13 (3)
 Portfolio turnover                     %             20          29          32        26         74         --

(1) Classes A and C commenced operations on March 6, 1995, and Class B commenced operations on April 17, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of taxes and advisor reimbursement

                 See Accompanying Notes to Financial Statements

Financial
Highlights                       PILGRIM EMERGING MARKETS VALUE FUND (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                            Class A                                 Class B
                                               -----------------------------------   ----------------------------------
                                                For the six                           For the six
                                                months ended    Year ended Oct. 31,   months ended   Year ended Oct. 31,
                                               April 30, 2000   ------------------   April 30, 2000  ------------------
                                                 (Unaudited)     1999      1998(1)     (Unaudited)    1999      1998(1)
                                               --------------   ------     -------   --------------  ------     -------
Operating performance:
 Net asset value, beginning of the period   $      10.68         7.69       10.00        10.60         7.65      10.00
 Net investment income                      $       0.10         0.12        0.12         0.05         0.08       0.09
 Net realized and unrealized gain (loss)
 on investments                             $       0.50         3.01       (2.43)        0.50         2.97      (2.44)
 Total from investment operations           $       0.60         3.13       (2.31)        0.55         3.05      (2.35)
 Dividends from net investment income       $      (0.11)       (0.14)         --        (0.04)       (0.10)        --
 Distributions from net realized gain       $      (0.44)          --          --        (0.44)          --         --
 Total distributions                        $      (0.55)       (0.14)         --        (0.48)       (0.10)        --
 Net asset value, end of the period         $      10.73        10.68        7.69        10.67        10.60       7.65
 Total return(2)                            %       5.11        41.48      (23.10)        4.69        40.41     (23.50)

Ratios and supplemental data:
 Net assets, end of the period (000's)      $      7,181        9,281       3,815        4,426        3,823      3,583
 Ratio of expenses to average net assets
 after reimbursement(4)                     %       1.95         2.06        1.80         2.65         2.70       2.50
 Ratio of expenses to average net assets
 prior to expense reimbursement             %       1.95         2.21        3.88         2.65         2.93       4.74
 Ratio of net investment income to
 average net assets                         %       1.52         1.36        3.38         0.82         0.67       2.55
 Portfolio turnover                         %         20           38           7           20           38          7

                                                             Class C
                                               -----------------------------------
                                                For the six
                                                months ended    Year ended Oct. 31,
                                               April 30, 2000   ------------------
                                                (Unaudited)      1999      1998(1)
                                               --------------   ------     -------
Operating performance:
 Net asset value, beginning of the period          10.56          7.63       10.00
 Net investment income                              0.05          0.04        0.09
 Net realized and unrealized gain (loss)
 on investments                                     0.51          3.00       (2.46)
 Total from investment operations                   0.56          3.04       (2.37)
 Dividends from net investment income              (0.05)        (0.11)         --
 Distributions from net realized gain              (0.44)           --          --
 Total distributions                               (0.49)        (0.11)         --
 Net asset value, end of the period                10.63         10.56        7.63
 Total return(2)                                    4.85         40.49      (23.70)

Ratios and supplemental data:
 Net assets, end of the period (000's)             4,738         6,674       2,304
 Ratio of expenses to average net assets
 after reimbursement(4)                             2.65 (3)      2.75        2.50 (3)
 Ratio of expenses to average net assets
 prior to expense reimbursement                     2.65 (3)      2.91        4.87 (3)
 Ratio of net investment income to
 average net assets                                 0.82 (3)      0.61        2.68 (3)
 Portfolio turnover                                   20            38           7

(1)  Class A, B and C commenced operations on January 1, 1998.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

                                                                       Financial
PILGRIM HIGH TOTAL RETURN FUND (UNAUDITED)                            Highlights
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                              Class A
                                               ------------------------------------------------------------------
                                                  For the
                                                 six months
                                                   ended                       Year ended October 31,
                                               April 30, 2000   -------------------------------------------------
                                                 (Unaudited)     1999       1998       1997       1996      1995
                                               --------------   ------     ------     ------     ------    ------
Operating performance:
 Net asset value, beginning of the
 period                                   $         3.29          3.77       5.00       4.78       4.48      4.41
 Net investment income                    $         0.21          0.37       0.46       0.48       0.46      0.48
 Net realized and unrealized gain
 (loss) on investments                    $        (0.43)        (0.41)     (1.07)      0.20       0.32      0.07
 Total from investment operations         $        (0.22)        (0.04)     (0.61)      0.68       0.78      0.55
 Dividends from net investment
 income                                   $        (0.19)        (0.39)     (0.47)     (0.46)     (0.48)    (0.48)
 Distributions from net realized gain                 --            --      (0.15)        --         --        --
 Distributions from capital               $           --         (0.05)        --         --         --        --
 Total distributions                      $        (0.19)        (0.44)     (0.62)     (0.46)     (0.48)    (0.48)
 Net asset value, end of the period       $         2.88          3.29       3.77       5.00       4.78      4.48
 Total return(1)                          %        (7.82)        (1.86)    (13.65)     15.03      18.14     13.02

Ratios and supplemental data:
 Net assets, end of the period (000's)    $       53,897        91,991    148,650    215,361    167,698    88,552
 Ratio of expenses to average net assets  %         1.43 (2)      1.34       1.30       1.42       1.52      1.55
 Ratio of net investment income to
 average net assets                       %        11.45 (2)     10.16       9.93       9.88       9.86     10.90
 Portfolio turnover                       %           68            59        123        183        158       145

                                                                              Class B
                                               ------------------------------------------------------------------
                                                  For the
                                                 six months
                                                   ended                       Year ended October 31,
                                               April 30, 2000   -------------------------------------------------
                                                 (Unaudited)     1999       1998       1997       1996      1995
                                               --------------   ------     ------     ------     ------    ------
Operating performance:
 Net asset value, beginning of the
 period                                          3.29         3.77        5.00        4.77       4.47       4.41
 Net investment income                           0.20         0.34        0.43        0.44       0.43       0.45
 Net realized and unrealized gain
 (loss) on investments                          (0.44)       (0.41)      (1.07)       0.22       0.32       0.06
 Total from investment operations               (0.24)       (0.07)      (0.64)       0.66       0.75       0.51
 Dividends from net investment
 income                                         (0.18)       (0.37)      (0.44)      (0.43)     (0.45)     (0.45)
 Distributions from net realized gain              --           --       (0.15)         --         --         --
 Distributions from capital                        --        (0.04)         --          --         --         --
 Total distributions                            (0.18)       (0.41)      (0.59)      (0.43)     (0.45)     (0.45)
 Net asset value, end of the period              2.87         3.29        3.77        5.00       4.77       4.47
 Total return(1)                                (8.41)       (2.56)     (14.28)      14.46      17.08      11.97

Ratios and supplemental data:
 Net assets, end of the period (000's)        162,048      280,413     428,903     577,351    346,919     96,362
 Ratio of expenses to average net assets         2.13         2.06        2.02        2.12       2.23       2.25
 Ratio of net investment income to
 average net assets                             10.75         9.42        9.20        9.18       9.14      10.20
 Portfolio turnover                                68           59         123         183        158        145

                                                                              Class C
                                               ------------------------------------------------------------------
                                                  For the
                                                 six months
                                                   ended                       Year ended October 31,
                                               April 30, 2000   -------------------------------------------------
                                                 (Unaudited)     1999       1998       1997       1996      1995
                                               --------------   ------     ------     ------     ------    ------
Operating performance:
 Net asset value, beginning of the
 period                                    $         3.31          3.78       5.02       4.79       4.49      4.41
 Net investment income                     $         0.19          0.34       0.43       0.44       0.43      0.44
 Net realized and unrealized gain
 (loss) on investments                     $        (0.44)        (0.40)     (1.08)      0.22       0.32      0.09
 Total from investment operations          $        (0.25)        (0.06)     (0.65)      0.66       0.75      0.53
 Dividends from net investment in-
 come                                      $        (0.17)        (0.37)     (0.44)     (0.43)     (0.45)    (0.45)
 Distributions from net realized gain                  --            --      (0.15)        --         --        --
 Distributions from capital                $           --         (0.04)        --         --         --        --
 Total distributions                                (0.17)        (0.41)     (0.59)     (0.43)     (0.45)    (0.45)
 Net asset value, end of the period        $         2.89          3.31       3.78       5.02       4.79      4.49
 Total return(1)                           $        (8.38)        (2.24)    (14.41)     14.42      17.28     12.44

Ratios and supplemental data:
 Net assets, end of the period (000's)     $       20,467        40,503     64,141     97,457     54,382    11,011
 Ratio of expenses to average net assets   $         2.13          2.07       2.03       2.13       2.23      2.27
 Ratio of net investment income to
 average net assets                        %        10.75          9.42       9.19       9.18       9.14     10.18
 Portfolio turnover                        %           68            59        123        183        158       145

(1) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(2)  Annualized.

                 See Accompanying Notes to Financial Statements

Financial
Highlights                         PILGRIM HIGH TOTAL RETURN FUND II (UNAUDITED)
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                   Class A
                                             ----------------------------------------------------
                                              For the six months       Year ended October 31,
                                             ended April 30, 2000   -----------------------------
                                                 (Unaudited)         1999       1998      1997(1)
                                             --------------------   -------    -------    -------
Operating performance:
 Net asset value, beginning of the
  period                                    $         4.18            4.78       5.49       5.00
 Net investment income                      $         0.24            0.43       0.50       0.28
 Net realized and unrealized gain
 (loss) on investments                      $        (0.67)          (0.55)     (0.70)      0.53
 Total from investment operations           $        (0.43)          (0.12)     (0.20)      0.81
 Dividends from net investment income       $        (0.22)          (0.43)     (0.48)     (0.28)
 Distributions from capital                 $           --           (0.05)     (0.03)     (0.04)
 Total distributions                        $        (0.22)          (0.48)     (0.51)     (0.32)
 Net asset value, end of the period         $         3.53            4.18       4.78       5.49
 Total return(2)                            %       (11.32)          (3.10)     (4.23)     16.53

Ratios and supplemental data:
 Net assets, end of the period (000's)      $       11,827          20,003     40,924      8,548
 Ratio of expenses to average net
 assets after reimbursement(4)              %         1.45 (3)        1.40       1.44       1.26 (3)
 Ratio of expenses to average net assets
  prior to expense reimbursement            %         1.45 (3)        1.40       1.45       4.62 (3)
 Ratio of net investment income to average
  net assets                                %        11.37 (3)        9.46       8.90       5.89 (3)
 Portfolio turnover                         %           60             110        150        164


                                                                   Class B
                                           ---------------------------------------------------------
                                            For the six months         Year ended October 31,
                                           ended April 30, 2000    ---------------------------------
                                               (Unaudited)           1999        1998       1997(1)
                                           --------------------    --------    --------    ---------
Operating performance:
 Net asset value, beginning of the
 period                                             4.18              4.79        5.49         5.00
 Net investment income                              0.21              0.41        0.47         0.25
 Net realized and unrealized gain
 (loss) on investments                             (0.66)            (0.57)      (0.70)        0.53
 Total from investment operations                  (0.45)            (0.16)      (0.23)        0.78
 Dividends from net investment income              (0.20)            (0.42)      (0.44)       (0.25)
 Distributions from capital                           --             (0.03)      (0.03)       (0.04)
 Total distributions                               (0.20)            (0.45)      (0.47)       (0.29)
 Net asset value, end of the period                 3.53              4.18        4.79         5.49
 Total return(2)                                  (11.61)            (4.00)      (4.90)       15.91

Ratios and supplemental data:
 Net assets, end of the period (000's)            66,348           125,796     168,859       38,076
 Ratio of expenses to average net assets
  after reimbursement(4)                            2.15 (3)          2.11        2.17         1.95 (3)
 Ratio of expenses to average net assets
  prior to expense reimbursement                    2.15 (3)          2.11        2.19         2.70 (3)
 Ratio of net investment income to average
  net assets                                       10.65 (3)          8.66        8.17         5.20 (3)
 Portfolio turnover                                   60               110         150          164


                                                                       Class C
                                               ------------------------------------------------------
                                                For the six months        Year ended December 31,
                                               ended April 30, 2000   -------------------------------
                                                    (Unaudited)         1999       1998        1997
                                               --------------------   --------   --------    --------
Operating performance:
 Net asset value, beginning of the
 period                                     $           4.19             4.79       5.50       5.00
 Net investment income                      $           0.24             0.40       0.47       0.25
 Net realized and unrealized gain (loss)
  on investments                            $          (0.68)           (0.55)     (0.71)      0.54
 Total from investment operations           $          (0.43)           (0.15)     (0.24)      0.79
 Dividends from net investment income       $          (0.22)           (0.41)     (0.44)     (0.25)
 Distributions from capital                 $             --            (0.04)     (0.03)     (0.04)
 Total distributions                                   (0.22)           (0.45)     (0.47)     (0.29)
 Net asset value, end of the period         $           3.53             4.19       4.79       5.50
 Total return(2)                            $         (11.85)            (.77)     (4.90)     16.12

Ratios and supplemental data:
 Net assets, end of the period (000's)      $         14,407           31,014     53,703     12,234
 Ratio of expenses to average net assets
  after reimbursement(4)                    $           2.15 (3)         2.12       2.17       1.95
 Ratio of expenses to average average net
  assets prior to expense reimbursement     %           2.15 (3)         2.12       2.18       2.73
 Ratio of net investment income to average
  net assets                                %          10.61 (3)         8.70       8.16       5.17
 Portfolio turnover                         %             60              110        150        164

(1)  Classes A, B & C commenced operations on January 31, 1997.
(2) Assumes dividends have been reinvested and does not reflect the effect of sales charges.
(3)  Annualized.
(4)  Expenses calculated net of taxes and advisor reimbursement.

                 See Accompanying Notes to Financial Statements

-------
Pilgrim
Funds
-------

         NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Organization. The Pilgrim Mayflower Trust (the "Trust") comprising Pilgrim Growth + Value Fund, Pilgrim Research Enhanced Index Fund, Pilgrim International Value Fund, Pilgrim Emerging Markets Value Fund, Pilgrim High Total Return Fund and Pilgrim High Total Return Fund II (collectively, the "Funds") were organized under the laws of the Commonwealth of Massachusetts and registered under the Investment Company Act of 1940 as diversified open-end management investment companies.

Pilgrim Growth + Value Fund is a diversified portfolio with the investment objective of capital appreciation by investing in equity securities. The Fund seeks to achieve its objective through investments in companies the portfolio manager identifies as either growth or value through quantitative analysis.

Pilgrim International Value Fund is a diversified portfolio with the investment objective of long-term capital appreciation. The Fund invests primarily in foreign companies with a market valuation of greater than $1 billion, but may hold up to 25% of its assets in companies with smaller market capitalization. Portfolio managers apply the technique of "value investing".

Pilgrim Emerging Markets Value Fund is a diversified portfolio with the investment objective of long-term capital appreciation. The Fund invests primarily in foreign companies located in countries with emerging markets. Portfolio managers apply the technique of "value investing".

Pilgrim Research Enhanced Index Fund is a diversified portfolio with the investment objective of capital appreciation. The Fund seeks to achieve its objective by owning a large number of stocks within the S&P 500 with an emphasis on those that appear undervalued or fairly valued, and by tracking the industry weightings and other data characteristic of the S&P 500.

Pilgrim High Total Return Fund is a diversified portfolio with the investment objective of high income and capital appreciation. The Fund invests primarily in a diversified group of fixed income securities which are selected for high current income and the potential for capital growth, including lower-rated fixed income securities, convertible securities, securities issued by U.S. companies in foreign currencies, and securities issued by foreign governments and companies.

Pilgrim High Total Return Fund II is a diversified portfolio with the investment objective of high income and capital appreciation. The Fund invests primarily in a diversified group of fixed income securities which are selected for high current income and the potential for capital growth, including lower-rated fixed income securities, convertible securities, securities issued by U.S companies in foreign currencies, and securities issued by foreign governments and companies.

Each Fund offers at least three of the following classes of shares: Class A, Class B, Class C, Class I and Class Q. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income from the portfolio pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gains are allocated to each class pro rata based on the net assets of each class on the date of distribution. No class has preferential dividend rights. Differences in per share dividend rates result from differences in separate class expenses, including distribution and shareholder servicing fees. Class B shares, along with their reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

On October 29, 1999 ReliaStar Financial Corp., the indirect parent company of Northstar Investment Management Corporation ("Northstar") the investment adviser to the Funds, acquired Pilgrim Capital Corporation and its subsidiaries. In conjunction with the acquisition, Northstar changed its name to Pilgrim Advisors, Inc. On April 30, 2000 Pilgrim Advisors, Inc. merged into Pilgrim Investments, Inc.

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Security Valuation. Equity securities are valued daily at the closing sale prices reported on recognized securities exchanges or lacking any sales, at the last available bid price. Prices of long-term debt securities are valued on the basis of last reported sales price, or if no sales are reported, the value is determined based upon the mean of representative quoted bid and asked prices for such securities, or, if such prices are not available, at prices provided by market makers, or at prices for securities of comparable maturity, quality and type. Short-term debt instruments with remaining maturities of less than 60 days are valued at amortized cost, unless the Trustees determine that amortized cost does not reflect the fair value of such obligations. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under direction of the Trustees of the Funds. At April 30, 2000, the High Total Return Fund and the High Total Return Fund II contained 13 and 14 securities, respectively, for which market quotations were not readily available and which were fair valued pursuant to the Funds' procedures. The securities in the High Total Return Fund had a total value of $29,333,642 representing 12.41% of the Fund's net assets. The securities in the High Total Return Fund II had a total value of $12,910,230 representing 13.94% of the Fund's net assets. The books and records of the Funds are maintained in U.S. dollars. Securities quoted in foreign currencies are translated into U.S. dollars based on the prevailing exchange rates on that day. The Adviser uses independent pricing services to price the Funds' securities.

Security Transactions, Investment Income, Expenses. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis except when collection is not expected; discounts are accreted, and premiums amortized to par at maturity; dividend income is recorded on the ex-dividend dates. Income, expenses (except class specific expenses), and realized/unrealized gains/losses, are allocated proportionately to each Fund or class of shares based upon the relative daily net asset value.

Distributions to Shareholders. Dividends from net investment income are declared and paid monthly by the High Total Return Fund and High Total Return Fund II and declared and paid annually by the Growth + Value Fund, Research Enhanced Index Fund, International Value Fund and Emerging Markets Value Fund. Distributions of net realized capital gains, if any, are declared annually;however, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed.

The Funds may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

Foreign Currency. The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net realized gain (loss) on foreign currency transactions represents the foreign exchange: (1) gains and losses from the sale of holdings of foreign currencies,
(2) gains and losses between trade date and settlement date on investment securities transactions and forward exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received. Net change in unrealized appreciation (depreciation) of investment and foreign currency arise from changes in the value of assets and liabilities including investment in securities at fiscal year end, resulting from changes in the exchange rates.

Forward Foreign Currency Contracts. The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the funds' net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates.

Options. The Funds may write (sell) and purchase put and call options. The premium collected or paid by a Fund for the sale or purchase of a call or put option is recorded as an investment and subsequently "marked to market" to reflect the current market value of the option. If an option which a Fund has sold or purchased expires on the stipulated expiration date, the Fund realizes a gain or loss in the amount of the premium received or paid for the option.

For written options, the Fund's obligation may be discharged in three ways: (1) the option expires on the stipulated expiration date; (2) the option holder exercises the right to call (buy) or put (sell) the securitiy; or (3) the Fund enters into a closing transaction. If the option is held until expiration, the Fund recognizes a gain equal to the amount of premium received. If the written call option is exercised by the counterparty, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If the written put option is exercised by the counterparty, the premium reduces the cost basis of the securities purchased by the Fund. If the Fund enters into a closing transaction, a gain or loss is recognized equal to the difference between the premium received by the Fund from the counterparty and the amount paid by the Fund on effecting a closing purchase transaction, including brokerage commissions. As the writer of options, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option.

Futures Contracts. The Funds may invest in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Funds intend to purchase, against fluctuations in fair value caused by changes in prevailing market or interest rates.

Initial margin deposits made upon entering into futures contracts are recognized as assets due from the broker (the Funds' agent in acquiring the futures position). During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the daily market value of the contract.

Variation margin payments are received or made by the Funds each day, depending upon the daily fluctuations in the fair value of the underlying instrument. The Funds recognize a gain or loss equal to the daily variation margin. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds' basis in the contract.

Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involve the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Repurchase Agreements. The Funds' Custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

Federal Income Taxes. The Funds intend to comply with the special provisions of the Internal Revenue Code available to investment companies and to distribute all of the taxable net income to their respective shareholders. Therefore, no federal income tax provision or excise tax provision is required.

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

Management's Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Organization Costs. Costs incurred by the Trust in connection with its organization of each Fund have been deferred and are being amortized over a period of five years from the date the funds commenced operations.

NOTE 2. INVESTMENT ADVISER, ADMINISTRATOR AND DISTRIBUTOR

Pilgrim Investments, Inc. (the "Adviser"), serves as each Fund's investment adviser.

Pilgrim Group, Inc. (the "Administrator") serves as administator to each Fund. Northstar Administrators Corp., the former Administrator, merged into the Administrator on October 29, 1999. The Funds paid the Administrator a fee calculated at an annual rate of 0.10% of each Fund's average daily net assets, and an annual shareholder account servicing fee of $5.00, payable semi-annually, for each account of beneficial owners of shares. For the six months ended the Administrator earned $1,332,034 in administrative and account servicing fees.

Pilgrim Securities, Inc. (the "Distributor") is the distributor of each Fund's shares. The former distributor, Northstar Distributors, Inc. merged into the Distributor on November 16, 1999. Under separate Plans of Distribution pertaining to Class A, Class B, Class C, and Class Q, the Funds pay the Distributor monthly service fees at an annual rate of 0.25% of the average daily net assets in the case of Class A, Class B, Class C, and Class Q shares, and monthly distribution fees at the annual rate of 0.05% of the average daily net assets of Class A shares and 0.75% of the average daily net assets of Class B and Class C shares for all Funds. Class I shares do not pay distribution or service fees. For the six months ended the Distributor earned $10,186,153 in service and distribution fees.

The Distributor also receives the proceeds of the initial sales charges paid by shareholders upon the purchase of Class A shares, and the contingent deferred sales charge paid by shareholders upon certain redemptions of Class A, Class B and Class C shares. For the six months ended April 30, 2000, the Distributor earned the following amounts in sales charges:

                                            Class A       Class B       Class C
                                             Shares        Shares        Shares
                                            --------      --------      --------
Initial sales charges                       $385,558        N/A           N/A
Contingent deferred sales charges             72,888        --          $212,309

The Growth + Value Fund, International Value Fund, and Emerging Markets Value Fund pay the Advisor an investment advisory fee calculated at an annual rate of 1.00% of average daily net assets. The Research Enhanced Index Fund pays the Advisor an investment advisory fee calculated at an annual rate of 0.70% of average daily net assets. The High Total Return Fund pays the Advisor an investment advisory fee calculated at an annual rate of 0.75% on the first $250,000,000 of aggregate average daily net assets, 0.70% on the next $250,000,000 of such assets, 0.65% on the next $250,000,000 of such assets, 0.60% on the next $250,000,00 of such assets, and 0.55% on the assets of each Fund in excess of $1 Billion. The High Total Return Fund II pays the Advisor an investment advisory fee calculated at an annual rate of 0.75% of average daily net assets. For the six months ended April 30, 2000, the Advisor earned $12,421,249 in investment advisory fees. Navellier Fund Management, Inc. ("Navellier"), a registered investment advisor, serves as subadvisor to the Growth + Value Fund pursuant to a Subadivsory Agreement dated July 31, 1996 and amended and restated on July 1, 1998, between the Advisor and Navellier. For its services, Navellier receives from the Advisor, a fee equal to 0.50% of the average daily net assets of the Fund. For the six months ended April 30, 2000, Navellier received $1,261,817 in subadvisory fees from the Advisor. Brandes Investment Partners, L.P. ("Brandes"), a registered investment advisor, as subadvisor to the International Value Fund and Emerging Markets Value Fund pursuant to Subadvisory Agreements dated January 23, 1997 and November 8, 1997, respectively, between the Advisor and Brandes. For its services, Brandes receives from the Advisor an annual fee equal to 50% of the management fee that each of the Funds it subadvises pays the Advisor. (currently 0.50% of the

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

average daily net assets of each Fund). For the period December 1, 1998 through February 28, 1999, Brandes agreed to waive the subadvisory fee on the Emerging Markets Value Fund. For the six months ended April 30, 2000, Brandes received
$2,749,148 and $46,498 in subadvisory fees from the Advisor for the International Value Fund and Emerging Markets Value Fund, respectively, J.P. Morgan Investment Management, Inc. ("J.P. Morgan"), a registered investment advisor, serves as subadvisor to the Research Enhanced Index Fund pursuant to a Subadvisory Agreement dated December 21, 1998, between the Advisor and J.P. Morgan. For its services, J.P. Morgan receives from the Advisor, a fee equal to 0.20% of the average daily net assets of the Fund. For the six months ended
April 30, 2000, J.P. Morgan received $208,381 in subadvisory fees from the Advisor. The Advisor voluntarily undertook to limit the expenses of the Emerging Markets Value Fund to 1.80% (Class A) and 2.50% (Class B and C) of each respective class's average net assets from inception through Februrary 28, 1999. The Advisor voluntarily undertook to limit the expenses of the Research Enhanced Index Fund to 1.30% (Class A), 2.00% (Class B and C), and 1.00% (Class I) of each respective class's average net assets from inception through October 31, 1999.

NOTE 3. FUTURES CONTRACTS

On April 30, 2000, the Research Enhanced Index Fund had $500,000 principal amount of U.S. Treasury obligations pledged as collateral to cover margin requirements for open futures contracts.

Open futures contracts at April 30, 2000, were as follows:

                         Number
                           of                  Commit-     Unrealized
         Contract      Contracts     Month      ment      Appreciation
         --------      ---------     -----      ----      ------------
          S&P 500
          Index           13          June      Buy         $115,983

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 4 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the six months ended April 30, 2000, were as follows:

                     Growth + Value   Research Enhanced   International   Emerging Markets    High Total      High Total
                          Fund            Index Fund        Value Fund       Value Fund       Return Fund   Return Fund II
                     --------------   -----------------   -------------   ----------------   ------------   --------------
Aggregate purchases   $610,998,883       $80,907,002      $666,672,075       $4,045,288      $189,297,556    $ 69,137,161
Aggregate sales       $452,745,447       $65,561,180      $252,288,377       $8,207,076      $313,020,298    $122,648,745

U.S. Government Securities not included above were as follows:

                     Growth + Value   Research Enhanced   International   Emerging Markets    High Total     High Total
                          Fund            Index Fund        Value Fund       Value Fund      Return Fund   Return Fund II
                     --------------   -----------------   -------------   ----------------   -----------   --------------
Aggregate purchases     $  --            $495,977            $  --            $  --             $  --          $  --
Aggregate sales         $  --            $    --             $  --            $  --             $  --          $  --

NOTE 5. CAPITAL SHARE TRANSACTIONS

Transactions in capital shares of each Fund for the six months ended April 30, 2000, were as follows:

                                                           Growth + Value Fund
                   ----------------------------------------------------------------------------------------------
                             Class A                           Class B                        Class C
                   ------------------------------  ------------------------------  ------------------------------
                      Shares           Amount         Shares           Amount         Shares           Amount
                   -------------    -------------  -------------    -------------  -------------    -------------
Shares sold          4,872,988      $123,577,881     4,639,945      $114,697,216     4,222,223       $107,818,502
Shares issued as
 reinvestment
 of dividends          378,838         8,319,621       806,479        17,279,480       302,134          6,471,810
Shares redeemed     (2,680,638)      (66,767,620)   (1,297,352)      (32,054,489)     (625,514)       (15,111,724)
                    ----------      ------------    ----------      ------------     ---------       ------------
Net increase         2,571,188      $ 65,129,882     4,149,072      $ 99,922,207     3,898,843       $ 99,178,588
                    ==========      ============    ==========      ============     =========       ============

                                   Research Enhanced Index Fund
                   ----------------------------------------------------------
                              Class A                      Class B
                   ----------------------------  ----------------------------
                      Shares         Amount        Shares          Amount
                   ------------    ------------  ------------    ------------
Shares sold           751,709      $ 8,552,483     1,649,231     $ 18,721,291
Shares issued as
 reinvestment
 of dividends          14,183          165,239        52,875          612,296
Shares redeemed      (742,214)      (8,433,642)   (1,671,583)     (18,725,195)
                     --------      -----------    ----------     ------------
Net increase           23,678      $   284,080        30,523     $    608,392
                     ========      ===========    ==========     ============

                                                  Research Enhanced Index Fund
                   ------------------------------------------------------------------------------------
                              Class C                      Class I                       Class Q
                   ----------------------------  --------------------------  --------------------------
                      Shares          Amount        Shares        Amount        Shares        Amount
                   ------------    ------------  ------------  ------------  ------------  ------------
Shares sold          2,329,974     $ 26,336,859        --              --       11,082       $130,704
Shares issued as
 reinvestment
 of dividends           64,089          742,796    31,779        $371,501           --             --
Shares redeemed     (1,272,044)     (14,154,851)       --              --           --             --
                    ----------     ------------    ------        --------       ------       --------
Net increase         1,122,019     $ 12,924,804    31,779        $371,501       11,082       $130,704
                    ==========     ============    ======        ========       ======       ========

                                    International Value Fund
                  -------------------------------------------------------------
                             Class A                         Class B
                  -----------------------------   -----------------------------
                     Shares          Amount          Shares          Amount
                  -------------   -------------   -------------   -------------
Shares sold         39,894,461    $ 632,005,345     6,247,864     $ 98,154,493
Shares issued as
 reinvestment
 of dividends        1,325,339       21,933,745       622,329       10,212,412
Shares redeemed    (28,622,468)    (452,811,096)    1,603,522)     (25,083,404)
                   -----------    -------------     ---------     ------------
Net increase        12,597,332    $ 201,127,994     5,266,671     $ 83,283,501
                   ===========    =============     =========     ============


                                    International Value Fund
                  -------------------------------------------------------------
                             Class C                         Class Q
                  -----------------------------   -----------------------------
                     Shares           Amount          Shares          Amount
                  -------------   -------------   -------------   -------------
Shares sold         11,270,191     $176,504,408      913,289       $13,989,768
Shares issued as
 reinvestment
 of dividends          732,533       11,998,897           --                --
Shares redeemed     (2,384,059)     (37,122,055)      (1,321)          (21,126)
                    ----------     ------------      -------       -----------
Net increase         9,618,665     $151,381,250      911,968       $13,968,642
                    ==========     ============      =======       ===========

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Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                   Emerging Markets Value Fund
                   --------------------------------------------------------------------------------------------
                             Class A                         Class B                         Class C
                   ----------------------------    ----------------------------    ----------------------------
                      Shares          Amount          Shares          Amount          Shares          Amount
                   ------------    ------------    ------------    ------------    ------------    ------------
Shares sold            88,377      $ 1,036,289       84,828          $ 993,498        48,879       $   568,136
Shares issued as
 reinvestment
 of dividends          30,132          357,972       11,603            137,491        23,727           279,747
Shares redeemed      (318,426)      (3,714,556)     (42,177)          (494,766)     (258,575)       (3,013,911)
                     --------      -----------      -------          ---------      --------       -----------
Net increase
 (decrease)          (199,917)     $(2,320,295)      54,254          $ 636,223      (185,969)      $(2,166,028)
                     ========      ===========      =======          =========      ========       ===========


                                                      High Total Return Fund
                   --------------------------------------------------------------------------------------------
                             Class A                         Class B                         Class C
                   ----------------------------    ----------------------------    ----------------------------
                      Shares          Amount          Shares          Amount          Shares          Amount
                   ------------    ------------    ------------    ------------    ------------    ------------
Shares sold          2,719,650     $  8,196,739      1,214,743     $  3,538,010        353,968    $  1,059,954
Shares issued as
 reinvestment
 of dividends          421,485        1,268,967        817,775        2,459,128        130,821         395,374
Shares redeemed    (12,347,188)     (37,599,138)   (30,858,419)     (94,100,024)    (5,653,026)    (17,305,079)
                   -----------     ------------    -----------     ------------     ----------    ------------
Net decrease        (9,206,053)    $(28,133,432)   (28,825,901)    $(88,102,886)    (5,168,237)   $(15,849,751)
                   ===========     ============    ===========     ============     ==========    ============


                                                    High Total Return Fund II
                   --------------------------------------------------------------------------------------------
                             Class A                         Class B                         Class C
                   ----------------------------    ----------------------------    ----------------------------
                      Shares          Amount          Shares          Amount          Shares          Amount
                   ------------    ------------    ------------    ------------    ------------    ------------
Shares sold            200,046     $   771,067        608,843     $  2,287,597        290,568     $  1,111,222
Shares issued as
 reinvestment
 of dividends           74,108         286,103        257,732          960,708         63,850          230,673
Shares redeemed     (1,710,963)     (6,478,537)   (12,146,735)     (46,486,957)    (3,683,549)     (14,169,706)
                    ----------     -----------    -----------     ------------     ----------     ------------
Net decrease        (1,436,809)    $(5,421,367)   (11,280,160)    $(43,238,652)    (3,329,131)    $(12,827,811)
                    ==========     ===========    ===========     ============     ==========     ============

Transactions in capital shares of each Fund for the year ended October 31, 1999, were as follows:

                                                       Growth + Value Fund
                   --------------------------------------------------------------------------------------------
                             Class A                          Class B                         Class C
                   ----------------------------    ----------------------------    ----------------------------
                      Shares          Amount          Shares          Amount          Shares          Amount
                   ------------    ------------    ------------    ------------    ------------    ------------
Shares sold          8,330,313    $119,944,285      3,968,213     $ 62,085,069      2,142,358     $ 33,290,488
Shares redeemed     (7,420,035)   (104,892,760)    (2,518,709)     (36,547,165)    (1,416,685)     (20,271,515)
                    ----------    ------------     ----------     ------------     ----------     ------------
Net increase           910,278    $ 15,051,525      1,449,504     $ 25,537,904        725,673     $ 13,018,973
                    ==========    ============     ==========     ============     ==========     ============

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                  Research Enhanced Index Fund
                  -------------------------------------------------------------
                             Class A                         Class B
                  -----------------------------   -----------------------------
                      Shares         Amount          Shares          Amount
                  -------------   -------------   -------------   -------------
Shares sold         2,723,102     $29,720,302       9,270,282     $100,006,579
Shares redeemed      (290,337)     (3,146,624)       (317,349)      (3,429,082)
                    ---------     -----------       ---------     ------------
Net increase        2,432,765     $26,573,678       8,952,933     $ 96,577,497
                    =========     ===========       =========     ============

                                  Research Enhanced Index Fund
                  -------------------------------------------------------------
                             Class C                         Class I
                  -----------------------------   -----------------------------
                     Shares           Amount         Shares           Amount
                  -------------   -------------   -------------   -------------
Shares sold         7,106,428      $76,733,954      2,500,010      $25,000,100
Shares redeemed      (258,766)      (2,807,689)            --               --
                    ---------      -----------      ---------      -----------
Net increase        6,847,662      $73,926,265      2,500,010      $25,000,100
                    =========      ===========      =========      ===========

                                                        International Value Fund
                   -------------------------------------------------------------------------------------------
                              Class A                         Class B                         Class C
                   -----------------------------  -----------------------------  -----------------------------
                      Shares          Amount         Shares          Amount         Shares          Amount
                   -------------   -------------  -------------   -------------  -------------   -------------
Shares sold          37,389,180    $ 491,487,619     8,274,008     $111,215,626    12,104,834     $162,419,735
Shares issued as
 reinvestment
 of dividends         1,139,195       13,398,457       520,861        6,044,049       515,060        5,974,729
Shares redeemed     (25,654,229)    (331,576,463)   (2,066,590)     (26,329,963)   (3,018,495)     (39,186,243)
                    -----------    -------------    ----------     ------------    ----------     ------------
Net increase         12,874,146    $ 173,309,613     6,728,279     $ 90,929,712     9,601,399     $129,208,221
                    ===========    =============    ==========     ============    ==========     ============

                                                      Emerging Markets Value Fund
                   -------------------------------------------------------------------------------------------
                              Class A                           Class B                           Class C
                   ---------------------------    ----------------------------    ----------------------------
                      Shares         Amount           Shares         Amount           Shares         Amount
                   -----------    ------------    -------------  -------------    -------------  -------------
Shares sold          655,250      $ 5,675,647        108,938      $ 1,036,248        436,868      $ 3,998,137
Shares issued as
 reinvestment
 of dividends          4,477           33,577          4,574           34,258          4,474           33,380
Shares redeemed     (286,580)      (2,642,410)      (221,319)      (1,848,348)      (111,375)      (1,086,084)
                    --------      -----------       --------      -----------       --------      -----------
Net increase
 (decrease)          373,147      $ 3,066,814       (107,807)     $  (777,842)       329,967      $ 2,945,433
                    ========      ===========       ========      ===========       ========      ===========

                                                         High Total Return Fund
                   -----------------------------------------------------------------------------------------
                             Class A                         Class B                        Class C
                   ----------------------------   ----------------------------   ---------------------------
                      Shares         Amount          Shares         Amount         Shares          Amount
                   -----------    ------------   ------------   -------------    ----------     ------------
Shares sold          8,697,448    $ 32,933,540     13,334,418    $  50,908,759    4,400,033     $ 17,013,996
Shares issued as
 reinvestment
 of dividends        1,876,811       7,018,801      3,352,068       12,515,097      580,868        2,180,064
Shares redeemed    (22,068,969)    (81,688,893)   (45,307,016)    (167,404,229)  (9,679,733)     (36,084,554)
                   -----------    ------------    -----------    -------------   ----------     ------------
Net decrease       (11,494,710)   $(41,736,552)   (28,620,530)   $(103,980,373)  (4,698,832)    $(16,890,494)
                   ===========    ============    ===========    =============   ==========     ============

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

                                                       High Total Return Fund II
                   -----------------------------------------------------------------------------------------
                              Class A                         Class B                         Class C
                   -----------------------------  ----------------------------  ----------------------------
                      Shares          Amount         Shares         Amount         Shares          Amount
                   -----------     ------------   -----------    ------------   -----------     ------------
Shares sold          1,794,866     $  8,643,904     6,738,331    $ 32,524,712     2,873,473     $ 13,882,408
Shares issued as
 reinvestment
 of dividends          252,341        1,186,807       878,947       4,141,238       320,184        1,511,530
Shares redeemed     (5,815,058)     (27,242,596)  (12,809,519)    (59,589,557)   (6,990,259)     (32,901,666)
                    ----------     ------------   -----------    ------------   -----------     ------------
Net decrease        (3,767,851)    $(17,411,885)   (5,192,241)   $(22,923,607)  $(3,796,602)    $(17,507,728)
                    ==========     ============   ===========    ============   ===========     ============

NOTE 6. CREDIT RISK AND DEFAULTED SECURITIES

Although the Funds have a diversifed portfolio, the High Total Return Fund and High Total Return Fund II had 76.21% and 87.29%, respectively, of their portfolios invested in lower rated and comparable quality unrated high yield securities. Investments in high yield securities are accompanied by a greater degree of credit risk and such lower rated securities tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer. At April 30, 2000, the High Total Return Fund held SA Telecommunications, Inc. and US Interactive, defaulted securities. The aggregate value for these securities is $38.

For financial reporting purposes, it is each Fund's accounting practice to discontinue accrual of income and provide an estimate for probable losses due to unpaid interest income on defaulted bonds for the current reporting period.

NOTE 7. FORWARD FOREIGN CURRENCY CONTRACTS AS OF APRIL 30, 2000 FOR THE PILGRIM INTERNATIONAL VALUE FUND.

      Currency                            In                            Net
         To         Settlement         Exchange                      Unrealized
      Purchase         Date              For           Value $      Depreciation
      --------         ----              ---           -------      ------------
British Pound                             USD
  GBP 13,068,401      5/2/00          20,648,466      20,347,113      (301,353)
Eurodollar                                USD
  EURO 6,066,669      5/3/00           5,586,553       5,516,377       (70,176)
Eurodollar                                USD
  EURO 10,355,995     5/5/00           9,433,793       9,417,957       (15,836)
Eurodollar                                USD
  EURO 10,908,380     5/8/00           9,924,444       9,922,410        (2,034)
                                                                      --------
                                                                      (389,399)
                                                                      ========

NOTE 8. SECURITY LOANS

Each Fund may lend its securities to brokers, dealers and other financial institutions in amounts up to one third of the value of its total assets. The loans are fully collateralized at all times by cash or liquid high grade securities. As with other extensions of credit, each Fund may bear risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of fees or all or a portion of the income from investments of the collateral. The Funds also continue to earn income on the securities loaned. At April 30, 2000, the Funds did not have any securities on loan.

NOTE 9. FEDERAL INCOME TAX -- CAPITAL LOSS CARRYFORWARD

During 1999, the Growth + Value Fund and the Emerging Markets Value Fund utilized the prior years capital loss carryforward amounts of $26,282,878 and $114,095, respectively.

At October 31, 1999, the High Total Return Fund had capital loss carryforwards of $6,107,124 and $99,343,698 expiring October 31, 2006 and 2007 respectively. High Total Return Fund II had capital loss carryforwards of $31,512,402 expiring October 31, 2006.

-------
Pilgrim
Funds
-------

   NOTES TO FINANCIAL STATEMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

NOTE 10. LETTER OF CREDIT

The Pilgrim Funds, Pilgrim Equity Trust, Pilgrim Variable Products Trust (formerly Northstar Galaxy Trust) and Pilgrim Mayflower Trust (collectively, the "Funds") have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with State Street Bank and Trust Company for an aggregate amount of $50,000,000. The proceeds may be used only to (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds pay a commitment fee equal to 0.08% per annum on the daily unused portion of the committed line amount payable quarterly in arrears. During the six months ended April 30, 2000, the Funds did not have any loans outstanding.

NOTE 11. SUBSEQUENT EVENTS

Subsequent to April 30, 2000, the following funds declared dividends from net investment income of:

                               Per Share         Payable             Record
                                 Amount           Date                Date
                               ---------       ------------        ------------
High Total Return
Class A                        $ 0.0300        June 5, 2000        May 31, 2000
Class B                        $ 0.0280        June 5, 2000        May 31, 2000
Class C                        $ 0.0280        June 5, 2000        May 31, 2000

High Total Return II
Class A                        $ 0.0360        June 5, 2000        May 31, 2000
Class B                        $ 0.0340        June 5, 2000        May 31, 2000
Class C                        $ 0.0340        June 5, 2000        May 31, 2000

Pilgrim
Growth +
Value Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                        Value
    ------                                                        -----

COMMON STOCKS: 91.83%
                   Aerospace/Defense Equipment: 0.66%
   123,100     @   Titan, Corp.                                $  5,317,465
                                                               ------------
                   Applications Software: 1.43%
    94,200     @   Siebel Systems, Inc.                          11,574,825
                                                               ------------
                   Audio/Video Products: 0.41%
    71,200     @   Gemstar Int'l Group, Ltd.                      3,293,000
                                                               ------------
                   Capacitors: 2.54%
   275,800     @   Kemet Corp.                                   20,547,100
                                                               ------------
                   Cellular Telecom: 1.72%
   207,200     @   Powertel, Inc.                                13,934,200
                                                               ------------
                   Commercial Banks-Western U.S.: 1.33%
   175,000     @   Silicon Valley
                   Bancshares                                    10,806,250
                                                               ------------
                   Computer-Memory Devices: 7.80%
   470,200     @   Advanced Digital Information                  11,549,287
   288,200     @   Sandisk Corp.                                 26,406,325
   259,100     @   Silicon Storage
                   Technology, Inc.                              25,262,250
                                                               ------------
                                                                 63,217,862
                                                               ------------
                   Computers-Periphery Equipment: 1.05%
   285,000     @   In Focus Systems, Inc.                         8,532,187
                                                               ------------
                   Consulting Services: 1.82%
   186,000     @   Diamond Technology Partner, Inc.              14,717,250
                                                               ------------
                   Electronic Components- Miscellaneous: 9.96%
   283,500     @   Audiovox Corp.                                 9,727,594
   223,000         AVX Corp.                                     21,728,562
   258,600     @   DSP Group, Inc.                               18,392,925
   367,700     @   Vishay Intertechnology, Inc.                  30,840,837
                                                               ------------
                                                                 80,689,918
                                                               ------------
                   Electronic Components-
                   Semiconductors: 19.72%
   321,000     @   Alpha Industries, Inc.                        16,692,000
   234,600     @   Applied Micro Circuits Corp.                  30,234,075
   277,100     @   Conexant Systems, Inc.                        16,591,363
   246,600     @   Kopin Corp.                                   19,096,087
   428,700     @   LTX Corp.                                     19,613,025
   202,100     @   Qlogic Corp.                                  20,273,156
   112,100     @   Three-Five Systems, Inc.                       9,752,700
   268,000     @   TriQuint Semiconductor, Inc.                  27,553,750
                                                               ------------
                                                                159,806,156
                                                               ------------
                   Electronic Forms: 3.30%
   221,400         Adobe Systems, Inc.                         $ 26,775,564
                                                               ------------
                   Fiber Optics: 7.90%
   227,500     @   Harmonic, Inc.                                16,792,344
 3,772,000     @   MRV Communications, Inc.                      26,003,225
   108,800     @   SDL, Inc.                                     21,216,000
                                                               ------------
                                                                 64,011,569
                                                               ------------
                   Industrial Automation/Robotics: 0.30%
    44,700         Cognex, Corp.                                  2,444,643
                                                               ------------
                   Internet Software: 2.60%
   480,000     @   BroadVision, Inc.                             21,090,000
                                                               ------------
                   Machinery-Pumps: 1.87%
   296,300         Helix Technology Corp.                        15,129,819
                                                               ------------
                   Medical/Biomedical/Gene: 1.55%
   472,600     @   Curagen Corp.                                 12,582,975
                                                               ------------
                   Medical/Drugs: 3.57%
   294,400     @   Biovail Corp.                                 14,039,200
    93,100     @   Medimmune, Inc.                               14,890,181
                                                               ------------
                                                                 28,929,381
                                                               ------------
                   Medical Instruments: 1.13%
    90,100     @   ArthroCare Corp.                               9,178,938
                                                               ------------
                   Networking Products: 0.83%
   149,000     @   Emulex Corp.                                   6,760,875
                                                               ------------
                   Oil Companies-Exploration &
                   Production: 2.32%
   388,200         Apache Corp.                                  18,803,438
                                                               ------------
                   Oil-Field Services: 3.11%
   358,800     @   BJ Services Co.                               25,205,700
                                                               ------------
                   Photo Equipment & Supplies: 1.17%
   520,000     @   Concord Camera Corp.                           9,490,000
                                                               ------------
                   Retail-Jewlery: 1.27%
   142,300         Tiffany & Co.                                 10,343,431
                                                               ------------
                   Software Tools: 2.72%
   245,400     @   Mercury Interactive Corp.                     22,086,000
                                                               ------------
                   Telecommunication Equipment: 6.82%
   211,200     @   Adtran, Inc.                                  14,269,200
   340,700     @   Advanced Fibre Communications                 15,565,731
   391,500         Scientific-Atlanta, Inc.                      25,471,969
                                                               ------------
                                                                 55,306,900
                                                               ------------
                   Wireless Equipment: 2.93%
   114,000     @   Powerwave Technologies, Inc.                $ 23,719,124
                                                               ------------
                   Total Common Stocks (Cost $539,515,828)      744,294,570
                                                               ------------

 Principal
  Amount
 ---------

SHORT-TERM INVESTMENTS: 6.58%
                Repurchase Agreements: 6.58%
$53,371,000     State Street Bank & Trust Repurchase
                Agreement, 5.680%, Due 05/01/00
                (Collateralized by $3,475,000 U.S.
                Treasury Notes, 5.625% Market Value
                $3,440,250, Due 09/30/01, $25,405,000
                U.S. Treasury Notes, 4.625% Market Value
                $25,500,269, Due 12/31/00, $24,935,000
                U.S. Treasury Notes, 5.750% Market Value
                $25,503,014, Due 11/15/00)                       53,371,000
                                                               ------------
                Total Short-Term Investments (Cost
                $53,371,000)                                     53,371,000
                                                               ------------
                Total Investments (Cost
                $592,886,828)                   98.41%          797,665,570
                Other Assets and
                Liabilities-Net                  1.59%           12,847,342
                                               ------          ------------
                 Net Assets                    100.00%         $810,512,912
                                               ======          ============
@ Non-income producing security

The cost for federal income tax purposes and the aggregate appreciation and depreciation of securities was as follows:

                Gross Unrealized Appreciation                  $263,649,631
                Gross Unrealized Depreciation                   (59,175,894)
                                                               ------------
                Net Unrealized Appreciation                    $204,473,737
                                                               ============

                 See Accompanying Notes to Financial Statements

Pilgrim
Research Enhanced
Index Fund

            PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                         Value
    ------                                                         -----

COMMON STOCK: 98.19%
                   Aerospace/Defense: 0.64%
    16,400         Boeing Co.                                  $    650,874
    21,500         Lockheed Martin Corp.                            534,813
    11,200         Raytheon Co. -- CL A                             256,900
     7,900         Raytheon Co. -- CL B                             175,281
                                                               ------------
                                                                  1,617,868
                                                               ------------
                   Aerospace/Defense-Equipment: 0.27%
     7,900         Goodrich (B.F.) Co.                              251,812
     6,900         United Technologies Corp.                        429,094
                                                               ------------
                                                                    680,906
                                                               ------------
                   Agricultural Biotech: 0.62%
    31,107         Pharmacia Corp.                                1,553,406
                                                               ------------
                   Airlines: 0.05%
     1,500     @   Northwest Airlines Corp.                          37,030
     3,500         Southwest Airlines                                75,906
       900     @   US Airways Group, Inc.                            25,031
                                                               ------------
                                                                    137,967
                                                               ------------
                   Apparel Manufacturers: 0.08%
     6,800     @   Jones Apparel Group, Inc.                        201,875
                                                               ------------
                   Appliances: 0.09%
     1,100         Maytag Corp.                                      37,881
     2,900         Whirlpool Corp.                                  188,861
                                                               ------------
                                                                    226,742
                                                               ------------
                   Applications Software: 3.79%
     5,500     @   Citrix Systems, Inc.                             335,843
   122,400     @   Microsoft Corp.                                8,537,399
     8,100     @   Parametric Technology Corp.                       66,066
     5,000     @   Siebel Systems, Inc.                             614,375
                                                               ------------
                                                                  9,553,683
                                                               ------------
                   Athletic Footwear: 0.06%
     3,600         Nike, Inc.                                       156,375
                                                               ------------
                   Auto/Truck Parts &
                   Equipment-Original: 0.29%
     6,700         Dana Corp.                                       203,512
    23,900         Delphi Automotive Systems                        457,087
     2,600     @   Lear Corp.                                        77,838
                                                               ------------
                                                                    738,437
                                                               ------------
                   Auto-Cars/Light Trucks: 1.78%
    50,100         Ford Motor Co.                                 2,739,843
    18,800         General Motors Corp.                           1,760,150
                                                               ------------
                                                                  4,499,993
                                                               ------------
                   Auto-Medium & Heavy
                   Duty Trucks: 0.06%
     3,200         Paccar, Inc.                                $    152,200
                                                               ------------
                   Beverages-Non-Alcoholic: 0.79%
    42,400         Coca-Cola Co.                                  1,995,450
                                                               ------------
                   Building & Construction
                   Production-Miscellaneous: 0.18%
    17,100         Masco Corp.                                      383,680
     1,900         USG Corp.                                         79,325
                                                               ------------
                                                                    463,005
                                                               ------------
                   Broadcast Service/Program: 0.25%
     8,200     @   AT&T -- Liberty Media Group                      409,487
     8,900     @   Fox Entertainment Group, Inc.                    229,175
                                                               ------------
                                                                    638,662
                                                               ------------
                   Cable TV: 1.52%
    34,100     @   Comcast Corp.                                  1,366,131
    32,400     @   MediaOne Group, Inc.                           2,450,249
                                                               ------------
                                                                  3,816,380
                                                               ------------
                   Casino Hotels: 0.11%
     3,600     @   Mandalay Resort Group                             67,950
    10,500     @   Mirage Resorts, Inc.                             213,936
                                                               ------------
                                                                    281,886
                                                               ------------
                   Cellular Telecom: 0.18%
     8,200     @   Sprint Corp. (PCS Group)                         451,000
                                                               ------------
                   Chemicals-Diversified: 0.63%
    13,700         Air Products & Chemicals, Inc.                   425,556
     5,500         Dow Chemical Co.                                 621,500
    13,000         Rohm & Haas Co.                                  463,125
     6,300         Solutia, Inc.                                     85,837
                                                               ------------
                                                                  1,596,018
                                                               ------------
                   Chemicals-Specialty: 0.17%
     9,800         Praxair, Inc.                                    435,488
                                                               ------------
                   Commercial Banks- Central U.S.: 0.16%
     1,800         Associated Bank Corp.                             46,012
     1,800         Commerce Bankshares, Inc.                         55,575
     2,800         FirstMerit Corp.                                  45,850
     3,700         Marshall & Ilsley Corp.                          171,819
     1,000         Old Kent Financial Corp.                          30,125
     2,500         TCF Financial Corp.                               58,437
                                                               ------------
                                                                    407,818
                                                               ------------
                   Commercial Banks- Eastern U.S.: 0.19%
       300         M&T Bank Corp.                              $    131,775
     2,300         Mercantile Bankshares Corp.                       65,550
     5,400         North Fork Bancorp.                               87,413
     2,400         Peoples Heritage Financial Group                  31,350
     6,000         Summit Bancorp                                   152,250
       400         Wilmington Trust Corp.                            18,450
                                                               ------------
                                                                    486,788
                                                               ------------
                   Commercial Banks-Southern U.S.: 0.31%
    13,000         Amsouth Bancorp.                                 189,312
       700         CCB Financial Corp.                               27,694
     3,400         Compass Bankshares, Inc.                          62,900
     4,400         First Tennessee National Corp.                    83,600
     1,100         First Virginia Banks, Inc.                        40,150
     4,500         Hibernia Corp.                                    47,813
     3,700         National Commerce Bancorp                         60,819
     6,400         Regions Financial Corp.                          130,800
     5,600         SouthTrust Corp.                                 133,700
                                                               ------------
                                                                    776,788
                                                               ------------
                   Commercial Banks-Western U.S.: 0.01%
       800         Bancwest Corp.                                    14,650
       400         Pacific Century Financial Corp.                    8,224
                                                               ------------
                                                                     22,874
                                                               ------------
                   Commercial Services: 0.24%
    39,000     @   Cendant Corp.                                    602,063
                                                               ------------
                   Computer Services: 0.31%
    11,400         Electronic Data Systems                          783,750
                                                               ------------
                   Computers-Memory Devices: 2.03%
    31,200     @   EMC Corp-Mass                                  4,334,850
     4,500     @   Quantum Corp. -- DLT & Storage                    52,874
     6,300     @   Seagate Technology, Inc.                         320,119
     3,900     @   Veritas Software Corp.                           418,336
                                                               ------------
                                                                  5,126,179
                                                               ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research Enhanced
Index Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    Shares                                                         Value
    ------                                                         -----
                   Computers-Micro: 4.85%
     4,800     @   Apple Computer, Inc.                        $    595,500
    49,300         Compaq Computer Corp.                          1,442,024
    21,400     @   Dell Computer Corp.                            1,072,675
    14,800         Hewlett-Packard Co                             1,998,000
    26,200         International Business Machines                2,924,575
    45,600         Sun Microsystems, Inc.                         4,192,350
                                                               ------------
                                                                 12,225,124
                                                               ------------
                   Consumer Products- Miscellaneous: 0.13%
     9,000         Clorox Co.                                       330,750
                                                               ------------
                   Containers-Paper/Plastic: 0.05%
     8,500     @   Smurfit-Stone Container Corp.                    129,625
                                                               ------------
                   Cosmetics & Toiletries: 1.74%
    40,200         Gillette Company                               1,487,400
     7,400         Kimberly-Clark Corp.                             429,663
    41,300         Procter & Gamble Co.                           2,462,513
                                                               ------------
                                                                  4,379,576
                                                               ------------
                   Data Processing/Mgmt: 0.11%
     4,200         Automatic Data Processing                        226,013
     1,200         First Data Corp.                                  58,425
                                                               ------------
                                                                    284,438
                                                               ------------
                   Distribution/Wholesale: 0.07%
     6,800         Genuine Parts Co.                                178,500
                                                               ------------
                   Diversified Financial Service: 2.14%
    23,800         Associates First Capital Corp.                   528,062
    63,100         Citigroup, Inc.                                3,750,506
    16,000         Household Int'l, Inc.                            668,000
     5,700         Morgan Stanley Dean Witter & Co.                 437,475
                                                               ------------
                                                                  5,384,043
                                                               ------------
                   Diversified Manufacturing Operations: 6.66%
     3,800         Cooper Industries, Inc.                          130,387
     3,000         Eaton Corp.                                      252,001
    65,600         General Electric Co.                          10,315,601
    41,800         Honeywell Int'l, Inc.                          2,340,800
     9,800         ITT Industries, Inc.                             309,313
    10,500         PPG Industries, Inc.                             570,937
    62,500         Tyco International, Ltd.                       2,871,094
                                                               ------------
                                                                 16,790,133
                                                               ------------
                   Drug Delivery Systems: 0.04%
     2,500     @   Alza Corp.                                       110,155
                                                               ------------
                   Electric Products-Miscellaneous: 0.33%
    15,000         Emerson Electric Co.                        $    823,125
                                                               ------------
                   Electric-Integrated: 1.68%
     1,500         Allegheny Energy, Inc.                            45,563
     7,100         CMS Energy Corp.                                 134,900
    15,900         Carolina Power & Light                           581,344
    23,700         Central & South West Corp.                       513,994
     7,800         Cinergy Corp.                                    208,650
     8,400         DTE Energy Co.                                   274,050
    10,099         Dominion Resources, Inc.                         454,455
    11,800         Entergy Corp.                                    300,163
       400         FPL Group, Inc.                                   18,075
     5,900         GPU, Inc.                                        165,569
     4,900         NiSource, Inc.                                    90,650
     3,800         Northern States Power                             82,888
    13,500         PG&E Corp.                                       350,156
     7,800         PPL Co.                                          186,225
     4,600         Pinnacle West Capital Corp.                      161,575
     1,000         Potomac Electric Power                            23,438
     1,300         Public Service Enterprise Group                   46,637
    13,500         Texas Utilities Co.                              454,781
     6,400         Wisconsin Energy Corp.                           136,800
                                                               ------------
                                                                  4,229,913
                                                               ------------
                   Electronic Component-
                   Semiconductor: 6.50%
    20,600     @   Applied Materials, Inc.                        2,097,338
    78,200         Intel Corp.                                    9,916,738
     1,400     @   Lattice Semiconductor Corp.                       94,325
     5,200     @   National Semiconductor Corp.                     315,900
    24,300         Texas Instruments, Inc.                        3,957,863
                                                               ------------
                                                                 16,382,164
                                                               ------------
                   Electronic Forms: 0.18%
     3,700         Adobe Systems, Inc.                              447,469
                                                               ------------
                   Enterprise Software/Service: 1.93%
     7,200     @   BMC Software, Inc.                               337,049
    16,900         Computer Associates Int'l                        943,231
    10,000     @   Novell, Inc.                                     196,250
    40,900     @   Oracle Corp.                                   3,269,446
       300     @   Peoplesoft, Inc.                                   4,181
     1,800     @   Symantec Corp.                                   112,387
                                                               ------------
                                                                  4,862,544
                                                               ------------
                   Fertilizers: 0.03%
     4,500         IMC Global, Inc.                                  69,469
                                                               ------------
                   Fiber Optics: 0.01%
       200     @   JDS Uniphase Corp.                          $     20,737
                                                               ------------
                   Finance-Credit Card: 0.13%
     7,400         Capital One Financial Corp.                      323,750
                                                               ------------
                   Finance-Investment Banker/Broker 2.17%
     9,300     @   Ameritrade Holding Corp.                         155,775
     7,400         Bear Stearns Companies, Inc.                     317,275
     7,800     @   E*trade Group, Inc.                              167,700
     1,400         Edwards (A.G.), Inc.                              52,675
    12,200         Goldman Sachs Group, Inc.                      1,137,650
     3,300         Lehman Brothers Holdings, Inc.                   270,806
    19,100         Merrill Lynch & Co.                            1,947,007
     9,600         Paine Webber Group, Inc.                         421,200
    14,100         Schwab (Charles) Corp.                           627,450
    18,800     @   TD Waterhouse Group                              377,175
                                                               ------------
                                                                  5,474,713
                                                               ------------
                   Finance-Mortgage Loan/Banker: 1.17%
     3,800         Countrywide Credit Industries, Inc.              104,975
    23,100         Freddie Mac                                    1,061,156
    29,400         Fannie Mae                                     1,773,188
                                                               ------------
                                                                  2,939,319
                                                               ------------
                   Finance-Other Services: 0.07%
     9,600         The CIT Group, Inc.                              162,600
     1,900         Finova Group, Inc.                                24,344
                                                               ------------
                                                                    186,944
                                                               ------------
                   Financial Guarantee Insurance: 0.18%
     3,800         AMBAC Financial
                   Group, Inc.                                      182,400
     5,300         MBIA, Inc.                                       262,019
                                                               ------------
                                                                    444,419
                                                               ------------
                   Food-Confectionery: 0.01%
       400         Hershey Foods Corp.                               18,150
                                                               ------------
                   Food-Miscellaneous/Diversified: 1.39%
    11,300         Bestfoods                                        567,825
    10,900         Campbell Soup Co.                                283,400
    11,800         General Mills, Inc.                              429,225
    15,200         Heinz (H.J.) Co.                                 516,800
    15,800         Kellogg Co.                                      386,113
     1,300         Nabisco Holdings Corp.                            48,831
    20,600         Unilever N.V.                                    938,588
     5,200         Quaker Oats Co.                                  338,975
                                                               ------------
                                                                  3,509,757
                                                               ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research Enhanced
Index Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    Shares                                                         Value
    ------                                                         -----
                   Food-Retail: 0.62%
     4,200         Albertson's, Inc.                           $    136,763
    37,600     @   Kroger Co.                                       697,950
    16,700     @   Safeway, Inc.                                    736,887
                                                               ------------
                                                                  1,571,600
                                                               ------------
                   Hotels & Motels: 0.14%
     9,400         Hilton Hotels Corp.                               79,900
     2,000         Marriott Int'l, Inc.                              64,000
     7,300         Starwood Hotels & Resorts World                  207,594
                                                               ------------
                                                                    351,494
                                                               ------------
                   Industrial Automat/Robot: 0.04%
     2,600         Rockwell Int'l Corp                              102,375
                                                               ------------
                   Instruments-Controls: 0.02%
       800         Johnson Controls, Inc.                            50,650
                                                               ------------
                   Instruments-Scientific: 0.02%
       700         PE Corp.-PE Biosystems Group                      42,000
                                                               ------------
                   Insurance Brokers: 0.14%
    13,200         AON Corp.                                        357,225
                                                               ------------
                   Internet Content: 0.46%
     3,200     @   DoubleClick, Inc.                                242,800
     7,100     @   Yahoo, Inc.                                      924,775
                                                               ------------
                                                                  1,167,575
                                                               ------------
                   Internet Software: 1.46%
    58,100         America Online, Inc.                           3,475,106
     1,100         Exodus Communications, Inc.                       97,281
     1,100         Tibco Software, Inc                               97,969
                                                               ------------
                                                                  3,670,356
                                                               ------------
                   Investment Management/Adviser
                   Service: 0.06%
     4,500         Franklin Resources, Inc                          145,125
                                                               ------------
                   Life/Health Insurance: 1.26%
    10,000         AXA Financial, Inc.                              326,250
     8,500         Aetna, Inc.                                      491,938
     8,000         American General Corp.                           448,000
     8,800         Cigna Corp.                                      701,800
    14,900     @   John Hancock Financial Services                  271,925
     9,400     @   Lincoln National Corp.                           327,238
    17,200         Metlife, Inc                                     284,875
     6,700         Torchmark Corp.                                  167,919
     9,000         UnumProvident Corp.                              153,000
                                                               ------------
                                                                  3,172,945
                                                               ------------
                   Machinery-Construction & Mining: 0.19%
    12,000         Caterpillar, Inc.                           $    473,250
                                                               ------------
                   Machinery-General Industry: 0.12%
     6,400         Ingersoll-Rand Co.                               300,400
                                                               ------------
                   Medical Instruments: 0.66%
    19,500     @   Boston Scientific Corp.                          516,750
     1,900     @   Guidant Corp.                                    109,013
    17,700         Medtronic, Inc.                                  919,294
     3,600     @   ST Jude Medical, Inc.                            112,275
                                                               ------------
                                                                  1,657,332
                                                               ------------
                   Medical Products: 0.74%
       800         Baxter Int'l, Inc.                                52,100
     2,300         Becton Dickinson & Co.                            58,937
    21,100         Johnson & Johnson                              1,740,750
                                                               ------------
                                                                  1,851,787
                                                               ------------
                   Medical-Biomedical/Gene: 0.06%
       300     @   Genzyme Corp-General Division                     14,643
     1,100     @   Human Genome Sciences, Inc.                       84,219
     1,000     @   Idec Pharmaceuticals Corp.                        64,000
                                                               ------------
                                                                    162,862
                                                               ------------
                   Medical-Drugs: 7.02%
    35,900         Abbott Laboratories                            1,379,906
    30,100         American Home Products Corp.                   1,691,244
    57,000         Bristol-Myers Squibb Co.                       2,988,938
       400     @   Forest Laboratories--CL A                         33,625
    32,400         Eli Lilly & Co.                                2,504,925
    49,000         Merck & Co., Inc.                              3,405,500
    31,300         Pfizer, Inc.                                   1,318,513
    41,400         Schering-Plough Corp.                          1,668,938
    23,500         Warner-Lambert Co.                             2,674,594
                                                               ------------
                                                                 17,666,183
                                                               ------------
                   Medical-Generic Drugs: 0.04%
     2,100     @   Watson Pharmaceutical, Inc.                       94,369
                                                               ------------
                   Medical-HMO: 0.30%
     8,100     @   UnitedHealth Group, Inc.                         540,169
     3,000     @   Wellpoint Health Networks                        221,250
                                                               ------------
                                                                    761,419
                                                               ------------
                   Medical-Hospitals: 0.46%
    24,300         Columbia HCA Healthcare Corp.               $    691,031
    18,700         Tenet Healthcare Corp.                           476,850
                                                               ------------
                                                                  1,167,881
                                                               ------------
                   Metal-Aluminum: 0.48%
    11,500         Alcoa Inc.                                       746,062
     7,000         Reynolds Metals Co.                              465,500
                                                               ------------
                                                                  1,211,562
                                                               ------------
                   Metal-Copper: 0.05%
     2,900         Phelps Dodge Corp.                               134,125
                                                               ------------
                   Metal-Diversified: 0.04%
     1,600     @   Freeport-McMoran Copper & Gold-CL A               14,800
     7,800     @   Freeport-McMoran Copper & Gold-CL B               75,075
                                                               ------------
                                                                     89,875
                                                               ------------
                   Money Center Banks: 0.97%
    49,400         Bank of America Corp.                          2,420,600
       400         Chase Manhattan Corp.                             28,825
                                                               ------------
                                                                  2,449,425
                                                               ------------
                   Multi-line Insurance: 1.51%
    41,200         Allstate Corp.                                   973,350
    17,600         American Int'l Group                           1,930,500
    11,200         Hartford Financial Services                      584,500
       400         Safeco Corp.                                       8,850
     8,700         St. Paul Companies                               309,937
                                                               ------------
                                                                  3,807,137
                                                               ------------
                   Multimedia: 2.42%
     7,900         Disney (Walt) Co.                                342,169
    14,400         Gannett Co., Inc.                                919,800
    29,200         Seagram Co., Ltd.                              1,576,800
    32,200         Time Warner, Inc.                              2,895,987
     6,600     @   Viacom, Inc.                                     358,876
                                                               ------------
                                                                  6,093,632
                                                               ------------
                   Networking Products: 4.40%
   158,300     @   Cisco Systems, Inc.                           10,974,642
     2,500     @   3com Corp.                                        98,594
                                                               ------------
                                                                 11,073,236
                                                               ------------
                   Non-hazardous Waste Disposal: 0.21%
    33,100         Waste Management, Inc.                           525,462
                                                               ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research Enhanced
Index Fund

      PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    Shares                                                         Value
    ------                                                         -----
                   Oil Companies-Exploration &
                   Production: 0.16%
       100         Anadarko Petroleum Corp.                    $      4,343
     3,200         Apache Corp.                                     155,000
    12,900         Union Pacific Resources Group                    247,519
                                                               ------------
                                                                    406,862
                                                               ------------
                   Oil Companies-Integrated: 5.18%
    18,900         Chevron Corp.                                  1,608,862
    17,100         Conoco, Inc.                                     425,363
    86,000         Exxon Mobil Corp.                              6,681,125
       800         Occidental Petroleum Corp.                        17,150
     5,300         Phillips Petroleum Co.                           251,419
    14,500         Texaco, Inc.                                     717,751
    58,200         Royal Dutch Petroleum Co.                      3,339,225
       300         Unocal Corp.                                       9,694
                                                               ------------
                                                                 13,050,589
                                                               ------------
                   Oil Field Machinery & Equipment: 0.04%
     1,300     @   Cooper Cameron Corp.                              97,500
                                                               ------------
                   Oil Refining & Marketing: 0.08%
     4,300         Tosco Corp.                                      137,869
     2,400         Ultramar Diamond Shamrock Corp.                   59,400
                                                               ------------
                                                                    197,269
                                                               ------------
                   Oil & Gas Drilling: 0.09%
     1,800         Diamond Offshore Drilling                         72,562
     4,900     @   Global Marine, Inc.                              117,600
     1,600     @   R & B Falcon Corp.                                33,200
                                                               ------------
                                                                    223,362
                                                               ------------
                   Oil-Field Services: 0.11%
     8,800         Baker Hughes, Inc.                               279,950
                                                               ------------
                   Paper & Related Products: 0.48%
     1,900         Bowater, Inc.                                    104,500
     8,500         Fort James Corp.                                 203,469
     5,500         Georgia-Pacific                                  202,125
    15,300         International Paper Co.                          562,275
     2,400         Louisiana-Pacific Corp.                           32,100
     2,200         Temple-Inland, Inc.                              110,275
                                                               ------------
                                                                  1,214,744
                                                               ------------
                   Photo Equipment & Supplies: 0.39%
    17,600         Eastman Kodak Co.                                984,500
                                                               ------------
                   Pipelines: 0.40%
     2,000         Columbia Energy Group                       $    125,500
     3,600         Dynegy, Inc.                                     235,575
     5,500         EL Paso Energy Corp.                             233,750
    10,700         Williams Cos., Inc.                              399,244
                                                               ------------
                                                                    994,069
                                                               ------------
                   Power Conservation/Supply Equipment: 0.02%
     2,200         Hubbell, Inc.                                     57,337
                                                               ------------
                   Printers & Related Products: 0.17%
     3,500     @   Lexmark Int'l Group, Inc.                        413,000
                                                               ------------
                   Property/Casualty Insurance: 0.01%
     1,000         Mercury General Corp.                             27,375
                                                               ------------
                   Publishing-Newspapers: 0.15%
     4,300         Knight Ridder, Inc.                              210,968
     4,100         New York Times Co.                               168,869
                                                               ------------
                                                                    379,837
                                                               ------------
                   Respiratory Products: 0.00%
       160     @   Edwards Lifesciences Corp                          2,400
                                                               ------------
                   Retail-Apparel/Shoes: 0.64%
     5,300         Abercrombie & Fitch Co.                           58,300
    38,200         Gap, Inc.                                      1,403,850
     1,000         Limited, Inc.                                     45,188
     3,500         Nordstrom, Inc.                                   97,344
                                                               ------------
                                                                  1,604,682
                                                               ------------
                   Retail-Building Products: 1.07%
    35,600         Home Depot, Inc.                               1,995,825
    14,100         Lowe's Cos.                                      697,950
                                                               ------------
                                                                  2,693,775
                                                               ------------
                   Retail-Consumer Electron: 0.20%
     8,500         Circuit City Stores-Circuit                      499,906
                                                               ------------
                   Retail-Discount: 2.29%
    22,300     @   K Mart Corp.                                     181,188
    16,200         TJX Companies, Inc.                              310,838
    95,300         Wal-Mart Stores, Inc.                          5,277,238
                                                               ------------
                                                                  5,769,264
                                                               ------------
                   Retail-Major Department Stores: 0.80%
    16,300         MAY Department Stores Co.                   $    448,250
     7,300         Penney (J.C.) Co.                                100,831
     4,100         Sears, Roebuck And Co.                           150,162
    19,800         Target Corp.                                   1,317,938
                                                               ------------
                                                                  2,017,181
                                                               ------------
                   Detail-Regional Department Stores: 0.15%
    10,700     @   Federated Department Stores                      363,800
                                                               ------------
                   Retail-Restaurants: 0.14%
     9,400         McDonald's Corp.                                 358,375
                                                               ------------
                   Rubber-Tires: 0.08%
     6,700         Goodyear Tire & Rubber Co.                       185,088
                                                               ------------
                   Savings & Loans/Thrifts-Central U.S.: 0.05%
     6,000         Charter One Financial, Inc.                      121,875
                                                               ------------
                   Savings & Loans/Thrifts-Eastern U.S.: 0.09%
       900         Astoria Financial Corp.                           24,806
     6,200         Dime Bancorp, Inc.                               116,250
     3,700         Greenpoint Financial Corp.                        68,913
     3,800         Sovereign Bancorp, Inc.                           26,125
                                                               ------------
                                                                    236,094
                                                               ------------
                   Savings & Loans/Thrifts-Western U.S.: 0.24%
     5,600         Golden West Financial Corp.                      191,100
    16,500         Washington Mutual, Inc.                          421,781
                                                               ------------
                                                                    612,881
                                                               ------------
                   Software Tools: 0.02%
     1,300         Autodesk, Inc.                                    49,887
                                                               ------------
                   Steel-Producers: 0.04%
     3,800         USX-U.S. Steel Group, Inc.                        95,238
                                                               ------------
                   Steel-Specialty: 0.04%
     3,900         Allegheny Technologies, Inc.                      94,331
                                                               ------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Research Enhanced
Index Fund

     PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited) (Continued)
--------------------------------------------------------------------------------

    Shares                                                         Value
    ------                                                         -----
                   Super-Regional Banks-U.S.: 2.36%
    32,000         Bank One Corp.                              $    976,000
     5,000         Comerica, Inc.                                   211,875
    36,000         First Union Corp.                              1,147,500
    27,000         Firstar Corporation                              671,625
    25,100         Fleet Boston Financial Corp.                     889,481
       600         Huntington Bancshares                             10,950
    16,500         Keycorp                                          305,250
     8,300         Mellon Financial Corp.                           266,638
     6,500         National City Corp.                              110,500
    10,200         PNC Financial Services Group                     444,975
     4,600         Suntrust Banks, Inc.                             233,450
    24,800         U.S. Bancorp                                     503,750
     3,100         Union Planters Corp.                              87,769
     1,700         Wells Fargo & Co.                                 69,806
                                                               ------------
                                                                  5,929,569
                                                               ------------
                   Telecomunication Services: 0.51%
     2,800     @   Allegiance Telecom, Inc.                         198,100
    34,400     @   Global Crossing, Ltd.                          1,083,600
                                                               ------------
                                                                  1,281,700
                                                               ------------
                   Telecommunication Equipment: 3.50%
    53,200         Lucent Technologies, Inc.                      3,308,375
    39,100         Nortel Networks Corp.                          4,428,075
     9,600     @   Qualcomm, Inc.                                 1,041,000
       700     @   Tellabs, Inc.                                     38,369
                                                               ------------
                                                                  8,815,819
                                                               ------------
                   Telephone-Integrated: 4.90%
    59,200         AT&T Corp.                                     2,763,900
    32,200         GTE Corp.                                      2,181,550
    75,700         MCI Worldcom, Inc.                             3,439,619
    90,500         SBC Communications, Inc.                       3,965,031
                                                               ------------
                                                                 12,350,100
                                                               ------------
                   Telephone-Local: 1.13%
     8,000         Alltel Corp.                                     533,000
    29,900         Bell Atlantic Corp.                            1,771,575
    11,300         Bellsouth Corp.                                  550,169
                                                               ------------
                                                                  2,854,744
                                                               ------------
                   Tobacco: 0.81%
    93,600         Philip Morris Co., Inc.                        2,047,500
                                                               ------------
                   Toys: 0.13%
     7,400         Hasbro, Inc.                                     117,938
    17,500         Mattel, Inc.                                     214,375
                                                               ------------
                                                                    332,313
                                                               ------------
                   Transportation-Rail: 0.36%
    11,900         Burlington Northern Santa Fe Co             $    287,088
     5,900         CSX Corp.                                        123,531
     9,400         Norfolk Southern Corp.                           165,675
     7,500         Union Pacific Corp.                              315,938
                                                               ------------
                                                                    892,232
                                                               ------------
                   Transportation-Services: 0.04%
     2,400     @   FedEx Corp.                                       90,450
                                                               ------------
                   Transportation-Truck: 0.01%
     1,100         CNF Transportation, Inc.                          30,731
                                                               ------------
                   Travel Services: 0.00%
        46         Sabre Holdings Corp.                               1,607
                                                               ------------
                   Trucking & Leasing: 0.01%
   1,000           Ryder System, Inc.                                22,188
                                                               ------------
                   Wireless Equipment: 1.03%
  21,600           Motorola, Inc.                                 2,571,750
     600       @   Palm, Inc                                         16,350
                                                               ------------
                                                                  2,588,100
                                                               ------------
                   Total Common Stocks (Cost $233,526,304)      247,367,924
                                                               ------------

  Principal
   Amount
 ----------
                   U.S. GOVERNMENT SECURITIES: 0.19%
$  500,000         U.S. Treasury Note, 5.625%, due 02/28/01         496,560
                                                               ------------
                   Total U.S. Government Securities
                   (Cost $496,870)                                  496,560
                                                               ------------
                   SHORT TERM INVESTMENTS: 1.65%
                   Repurchase Agreeement: 1.65%
 4,151,000         State Street Bank & Trust Repurchase
                   Agreement 5.680%, Due 05/01/00
                   (Collateralized by $3,760,000 U.S.
                   Treasury Bonds, 7.250% Market Value
                   $4,237,084, Due 05/15/22)                      4,151,000
                                                               ------------
                   Total Short-Term Investments
                   (Cost $4,151,000)                              4,151,000
                                                               ------------
                   Total Investments (Cost
                    $ 238,174,174)*               100.03%      $252,015,484
                   Other Assets and
                    Liabilities-Net                -0.03%           (79,040)
                                                  ------       ------------
                   Net Assets                     100.00%      $251,936,444
                                                  ======       ============

@ Non-income producing security

The cost for federal income tax purposes and the aggregate appreciation and depreciation of securities was as follows:

                   Gross Unrealized Appreciation               $ 35,531,484
                   Gross Unrealized Depreciation                (22,053,003)
                                                               ------------
                   Net Unrealized Appreciation                 $ 13,478,481
                                                               ============

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                          Value
    ------                                                          -----
                   COMMON STOCKS: 98.20%
                   BRAZIL: 6.29%
  2,002,000        Banco Bradesco S.A. ADR                     $ 14,774,760
  2,299,900        Centrais Eletricas Brasileiras S.A. ADR       17,079,286
     53,730    @   Centrais Geradoras do Sul do Brasil S.A.
                   ADR                                              233,746
  1,224,200        Compania Cervejaria Brahma S.A. ADR           18,975,100
  1,472,300        Petroleo Brasileiro S.A. ADR                  34,880,848
      3,994        Tele Celular Sul Participacoes S.A. ADR          154,268
     13,313        Tele Centro Oeste Celular Participacoes
                   S.A. ADR                                         153,100
      7,988        Tele Centro Sul Participacoes S.A. ADR           509,235
        798        Tele Leste Celular Participacoes S.A. ADR         32,718
      1,997        Tele Nordeste Celular Participacoes S.A.
                   ADR                                              103,844
        798        Tele Norte Celular Participacoes S.A. ADR         36,459
    532,786        Tele Norte Leste Participacoes S.A. ADR        9,490,257
     39,940        Telecomunicacoes de Sao Paulo S.A. ADR         1,008,485
      1,997        Telemig Celular Participacoes S.A. ADR           116,825
     15,976        Telesp Celular Participacoes S.A. ADR            704,941
                                                               ------------
                   Total Brazil                                  98,253,872
                                                               ------------
                   CANADA: 2.46%
  3,189,000    @   Sun Life Financial Services                   38,467,313
                                                               ------------
                   Total Canada                                  38,467,313
                                                               ------------
                   CHINA: 1.10%
110,680,000    @   PetroChina Co., Ltd.                          17,193,396
                                                               ------------
                   Total China                                   17,193,396
                                                               ------------
                   DENMARK: 1.80%
    282,180        Den Danske Bank                               28,068,534
                                                               ------------
                   Total Denmark                                 28,068,534
                                                               ------------
                   FRANCE: 9.16%
    225,900        Alcatel Alsthom S.A.                        $ 52,368,251
    225,800        Eridania Beghin-Say S.A.                      18,649,213
    784,100        Compagnie Generale des Etablissements
                   Michelin                                      26,018,124
    303,492        Total Fina S.A.                               46,048,474
                                                               ------------
                   Total France                                 143,084,062
                                                               ------------
                   GERMANY: 5.93%
    656,500        BASF AG                                       28,701,273
  1,133,300        Bayerische Motoren Werke AG                   30,496,378
    309,300        Deutsche Telekom AG                           20,073,771
     45,500        Muenchener Rueckversicheruns-
                   Gesellschaft AG                               13,339,906
                                                               ------------
                   Total Germany                                 92,611,328
                                                               ------------
                   HONG KONG: 2.22%
  6,146,000        Swire Pacific, Ltd.                           34,717,814
                                                               ------------
                   Total Hong Kong                               34,717,814
                                                               ------------
                   IRELAND: 2.17%
  1,458,000        Allied Irish Banks PLC                        14,513,872
  2,866,500        Bank of Ireland                               19,336,039
                                                               ------------
                   Total Ireland                                 33,849,911
                                                               ------------
                   ITALY: 3.83%
  7,733,800        ENI SpA                                       38,458,462
  1,529,200        Telecom Italia SpA                            21,381,210
                                                               ------------
                   Total Italy                                   59,839,672
                                                               ------------
                   JAPAN: 13.09%
    253,000        Canon, Inc.                                   11,570,801
    654,000        Daiichi Pharmaceutical Co., Ltd.              11,249,660
  2,307,000        Daiwa House Industry                          15,377,864
  1,878,900        Hitachi, Ltd.                                 22,439,300
  3,249,000        Komatsu, Ltd.                                 15,641,161
    875,000        Matsushita Electric Industrial Co. Ltd.       23,168,079
 10,636,000        Mitsubishi Heavy Industries Ltd.              33,085,183
  7,603,000        Nippon Mitsubishi Oil Corp.                   26,325,251
  4,674,400        Tokio Marine & Fire Insurance Co.             45,612,348
                                                               ------------
                   Total Japan                                  204,469,647
                                                               ------------
                   MEXICO: 2.04%
    541,060        Telefonos de Mexico S.A. ADR                  31,821,091
                                                               ------------
                   Total Mexico                                  31,821,091
                                                               ------------
                   NETHERLANDS: 2.75%
    788,386        ING Group N.V.                              $ 43,017,637
                                                               ------------
                   Total Netherlands                             43,017,637
                                                               ------------
                   NEW ZEALAND: 1.83%
  6,751,466        Telecom Corp. of New Zealand, Ltd.            28,523,054
                                                               ------------
                   Total New Zealand                             28,523,054
                                                               ------------
                   PORTUGAL: 1.02%
  1,428,316        Portugal Telecom S.A.                         15,932,375
                                                               ------------
                   Total Portugal                                15,932,375
                                                               ------------
                   SINGAPORE: 2.75%
  2,285,191        DBS Group Holdings, Ltd.                      31,469,082
  2,872,626        Jardine Matheson Holdings, Ltd.               11,490,504
                                                               ------------
                   Total Singapore                               42,959,586
                                                               ------------
                   SOUTH AFRICA: 1.93%
    765,000        De Beers Consolidated Mines                   15,682,472
    449,105        Iscor, Ltd.                                      993,522
  1,835,400        South African Breweries PLC                   13,545,155
                                                               ------------
                   Total South Africa                            30,221,149
                                                               ------------
                   SOUTH KOREA: 1.37%
  1,055,000        Korea Electric Power Corp. ADR                17,275,625
    120,000    @   Korea Telecom Corp. ADR                        4,140,000
                                                                -----------
                   Total Korea                                   21,415,625
                                                                -----------
                   SPAIN: 1.64%
  1,462,533        Banco Bilbao Vizcaya Argentaria               19,943,831
    294,000        Union Electrica Fenosa S.A.                    5,663,566
                                                                -----------
                   Total Spain                                   25,607,397
                                                                -----------
                   SWITZERLAND: 6.04%
  4,703,700        Allied Zurich PLC                             46,796,718
     17,900        Nestle S.A.                                   31,553,739
     45,200    @   Swisscom AG                                   15,935,520
                                                                -----------
                   Total Switzerland                             94,285,977
                                                                -----------

                 See Accompanying Notes to Financial Statements

Pilgrim
International
Value Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

    Shares                                                          Value
    ------                                                          -----
                   UNITED KINGDOM: 27.37%
  980,000          Allied Domecq PLC                           $   4,798,678
  415,000          BOC Group PLC                                   6,829,643
4,880,000          British Aerospace PLC                          30,011,786
9,121,200          British American Tobacco PLC                   56,805,043
1,168,000          British Telecom PLC                            20,912,965
2,436,507          Cadbury Schweppes PLC                          16,691,496
5,955,000          Corus Group PLC                                 8,019,971
5,491,012          Diageo PLC                                     44,285,044
2,945,600          HSBC Holdings PLC                              32,994,865
2,612,800          Imperial Chemical Industries PLC               22,374,008
5,610,898          Invensys PLC                                   27,081,268
8,351,750          Marks & Spencer PLC                            30,915,262
5,429,000          National Power PLC                             24,702,977
1,633,500          Reckitt Benckiser PLC                          16,804,718
1,330,000          Rolls-Royce PLC                                 5,073,325
2,824,809          Royal & Sun Alliance Insurance Group PLC       15,833,120
6,267,100          Safeway PLC                                    21,125,133
7,012,000          Unilever PLC                                   42,140,934
                                                               -------------
                   Total United Kingdom                          427,400,236
                                                               -------------
                   VENEZUELA: 1.41%
  759,700          Compania Anonima Nacional Telefonos
                   de Venezuela ADR                               22,031,300
                                                               -------------
                   Total Venezuela                                22,031,300
                                                               -------------
                   Total Common Stock (Cost $1,459,873,161)    1,533,770,976
                                                               -------------

Principal
 Amount                                                            Value
---------                                                     --------------
                   SHORT-TERM INVESTMENTS: 4.18%
                   Repurchase Agreement: 4.18%
$65,313,000        State Street Bank & Trust
                   Repurchase Agreement, 5.680% due
                   05/01/00 (Collateralized by
                   $15,565,000 U.S. Treasury Notes,
                   4.625% Market Value $15,623,369,
                   Due 12/31/00, $24,935,000 U.S.
                   Treasury Notes, 5.750% Market Value
                   $25,503,094, Due 11/15/00, $25,285,000
                   U.S. Treasury Notes, 4.000% Market
                   Value $25,500,681, Due 10/31/00)               65,313,000
                                                              --------------
                   Total Short-Term Investments
                   (Cost $65,313,000)                             65,313,000
                                                              --------------

                   Total Investments (Cost
                    $1,525,186,161)*              102.38%     $1,599,083,976
                   Other Assets and
                    Liabilities - Net              -2.38%        (37,232,091)
                                                  ------      --------------
                   Net Assets                     100.00%     $1,561,851,885
                                                  ======      ==============

@    Non-income producing security ADR -- American Depository Receipt
* The cost for federal income tax purposes and the aggregate appreciation and depreciation of securities was as follows:

                   Gross Unrealized Appreciation              $  198,683,714
                   Gross Unrealized Depreciation                (124,804,972
                                                              --------------
                   Net Unrealized Appreciation                $   73,881,742
                                                              ==============

                                             Percentage
             Industry                      of Net Assets
             --------                      -------------

Aerospace/Defense                               2.25%
Agricultural Operations                         1.19%
Audio/Video Products                            1.48%
Auto-Cars/Light Trucks                          1.95%
Beverages-Wine/Spirits                          3.14%
Building-Residential/Commer                     0.98%
Brewery                                         2.08%
Cellular Telecommunications                     0.08%
Chemicals-Diversified                           3.71%
Commercial Banks-Europe                         3.96%
Commercial Banks-Latin America                  0.95%
Diamonds/Precious Stones                        1.00%
Diversified Manufacturing Operations            3.85%
Diversified Operations                          2.22%
Electric Products - Miscellaneous               1.44%
Electric-Generation                             1.60%
Electric-Integrated                             2.56%
Food-Miscellaneous/Diversified                  5.79%
Food-Retail                                     1.35%
Life/Health Insurance                           2.46%
Machinery-Construction & Mining                 1.00%
Medical-Drugs                                   0.72%
Money Center Banks                              8.16%
Multi-line Insurance                            4.01%
Office Automation & Equipment                   0.74%
Oil Companies-Integrated                        8.74%
Oil Refining & Marketing                        1.69%
Property/Casualty Insurance                     2.92%
Reinsurance                                     0.85%
Retail-Major Department Stores                  1.98%
Retail-Misc/Diversified                         0.74%
Rubber-Tires                                    1.67%
Soap & Cleaning Preparation                     1.08%
Steel-Producers                                 0.58%
Telecom Services                                2.09%
Telecommunication Equipment                     3.35%
Telephone-Integrated                            9.48%
Telephone-Local                                 0.70%
Tobacco                                         3.64%
Short-term Investments                          4.18%
Other Assets and Liabilities, Net              (2.38)%
                                              ------
NET ASSETS                                    100.00%
                                              ======

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging Markets
Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

   Shares                                                           Value
   ------                                                           -----
COMMON STOCKS: 98.34%
                   ARGENTINA: 11.41%
   73,348          Banco de Galicia y Buenos Aires             $     317,815
   40,500          Massalin Particulares                             287,747
   45,560          Quilmes Industrial S.A. ADR                       432,820
   13,930          Telecom Argentina S.A. ADR                        389,169
   12,440          Telefonica de Argentina S.A. ADR                  436,955
                                                               -------------
                   Total Argentina                                 1,864,506
                                                               -------------
                   BRAZIL: 18.88%
   17,790          Cemig ADR                                         272,107
    6,500          Centrais Eletric DE STA CAT ADR                   218,767
   33,900          Centrais Eletricas Brasileiras ADR                251,745
   37,490      @   Centrais Geradoras do Sul do Brasileiras
                   ADR                                               163,096
   54,170          CIA Paranaense DE Energia ADR                     399,505
   16,600          Compania Cervejaria Brahma ADR                    257,300
   23,400          Copene-Petroquimica do Nordeste ADR               389,039
   11,230          Petroleo Brasileiro S.A. ADR                      266,055
    1,880          Tele Centro Sul Participacoes S.A. ADR            119,850
    3,240          Tele Norte Leste Participacoes ADR                 57,705
    9,390          Telecomunicacoes de Sao Paulo S.A. ADR            237,098
   12,110      @   Uniao de Bancos Brasileiros                       301,994
   36,300          Usinas Sider de Minas Gerais-Ol ADR               151,077
                                                               -------------
                   Total Brazil                                    3,085,338
                                                               -------------
                   CHILE: 5.42%
   13,400          Banco Santiago ADR                                264,650
   10,900      @   Provida ADR                                       224,814
   35,200          Quinenco S.A. ADR                                 396,000
                                                               -------------
                   Total Chile                                       885,464
                                                               -------------
                   CHINA: 10.46%
2,459,000          Beijing Datang Power Generation Co., Ltd.   $     340,949
1,426,000          Beijing Yanhua Petrochemical                      168,428
   25,630          Beijing Yanhua Petrochemical ADR                  161,789
  472,000          Guangdong Kelon Electric                          295,409
2,616,000      @   PetroChina Co., Ltd.                              406,379
   99,820          Shandong Huaneng Power ADR                        336,894
                                                               -------------
                   Total China                                     1,709,848
                                                               -------------
                   COLOMBIA: 1.48%
   34,700          Banco Ganadero ADR                                242,900
                                                               -------------
                   Total Colombia                                    242,900
                                                               -------------
                   CZECH REPUBLIC: 1.55%
   87,300      @   Ceske Energeticke Zavody                          253,633
                                                               -------------
                   Total Czech Republic                              253,633
                                                               -------------
                   GREECE: 2.58%
   11,400          Hellenic Telecommunications Org.                  256,633
   14,100          Hellenic Telecommunications Org. ADR              164,795
                                                               -------------
                   Total Greece                                      421,428
                                                               -------------
                   HONG KONG: 2.65%
  396,070          First Pacific Co.                                 139,834
  262,000          Shangri-La Asia, Ltd.                             292,636
                                                               -------------
                   Total Hong Kong                                   432,470
                                                               -------------
                   ISRAEL: 6.21%
  179,400          Bank Leumi Le-Israel                              389,850
   12,640          ECI Telecom, Ltd.                                 351,550
   15,610          Koor Industries, Ltd. ADR                         273,175
                                                               -------------
                   Total Israel                                    1,014,575
                                                               -------------
                   MALAYSIA: 2.48%
  347,000          Pacific & Orient Berhad                           405,442
                                                               -------------
                   Total Malaysia                                    405,442
                                                               -------------
                   MEXICO: 7.34%
   14,470      @   Grupo Financiero Inbursa S.A. ADR                 298,216
   24,050          Panamerican Beverages, Inc.                       395,322
    8,600          Telefonos de Mexico S.A. ADR                      505,787
                                                               -------------
                   Total Mexico                                    1,199,325
                                                               -------------
                   PANAMA: 1.93%
   12,800          Banco Latinoamericano de Export             $     316,000
                                                               -------------
                   Total Panama                                      316,000
                                                               -------------
                   PHILIPPINES: 3.40%
   10,000          Philippine Long Distance Telephone Co. ADR        184,375
3,993,595          RFM Corp.                                         236,027
4,306,534      @   Solid Group, Inc.                                 135,606
                                                               -------------
                   Total Philippines                                 556,008
                                                               -------------
                   RUSSIA: 1.90%
    2,900          Lukoil-Holding ADR                                174,812
   20,360          OAO Gazprom ADR                                   135,903
                                                               -------------
                   Total Russia                                      310,715
                                                               -------------
                   SINGAPORE: 5.20%
   37,216          DBS Group Holdings, Ltd.                          512,497
  108,900          Dairy Farm Int'l Holdings                          69,153
   45,900          Dairy Farm Int'l Holdings ADR                     144,585
   30,780          Jardine Matheson Holdings, Ltd.                   123,120
                                                               -------------
                   Total Singapore                                   849,355
                                                               -------------
                   SOUTH AFRICA: 7.35%
   15,400          De Beers Consolidated Mines                       315,699
   96,800          Iscor, Ltd.                                       214,144
   28,000          Sasol, Ltd.                                       164,354
    7,000          Sasol, Ltd. ADR                                    40,250
   63,300          South African Breweries PLC                       467,151
                                                               -------------
                   Total South Africa                              1,201,598
                                                               -------------
                   SOUTH KOREA: 5.14%
   33,630          Korea Electric Power Corp. ADR                    550,691
    8,400          Korea Telecom ADR                                 289,800
                                                               -------------
                   Total South Korea                                 840,491
                                                               -------------
                   VENEZUELA: 2.96%
   16,680          Compania Anonima Nacional Telefonica ADR          483,720
                                                               -------------
                   Total Venezuela                                   483,720
                                                               -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
Emerging Markets
Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                                   Value
                                                               -------------
                   Total Investments
                    (Cost $15,660,448)           98.34%        $  16,072,816
                   Other Assets and
                    Liabilities, Net              1.66%              272,000
                                                ------         -------------
                   Net Assets                   100.00%        $  16,344,816
                                                ======         =============

@    Non-income producing security
ADR -- American Depository Receipt
* Cost for federal income tax purposes is the same as for financial statement purposes. Net unrealized appreciation consists of:

                   Gross Unrealized Appreciation               $   2,466,904
                   Gross Unrealized Depreciation                  (2,054,536)
                                                               -------------
                   Net Unrealized Appreciation                 $     412,368
                                                               =============

                                              Percentage
              Industry                      of Net Assets
              --------                      -------------
Appliances                                       1.81%
Beverages-Non-Alcoholic                          2.42%
Brewery                                          7.08%
Commercial Banks-Latin America                   7.21%
Diamonds/Precious Stones                         1.93%
Diversified Operations                           3.27%
Electric Products-Miscellaneous                  0.82%
Electric-Generation                              6.70%
Electric-Integrated                             10.35%
Finance-Other Services                           1.83%
Food-Misc/Diversified                            1.45%
Food-Retail                                      1.31%
Gas-Distribution                                 0.84%
Hotels&Motels                                    1.79%
Investment Companies                             1.67%
Investment Management/Advisor Service            1.38%
Money Center Banks                               7.14%
Oil Companies-Integrated                         6.43%
Petrochemicals                                   4.40%
Property/Casualty Insurance                      2.48%
Real Estate                                      0.00%
Retail-Miscellaneous/Diversified                 0.76%
Steel-Producers                                  2.23%
Telecom Services                                 1.77%
Telecommunication Equipment                      2.15%
Telephone-Integrated                            14.82%
Telephone-Local                                  2.54%
Tobacco                                          1.76%
Other Assets and Liabilities, Net                1.66%
                                               ------
NET ASSETS                                     100.00%
                                               ======

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Principal
    Amount                                                         Value
 -----------                                                      --------

CORPORATE BONDS: 73.42%
                   Aerospace/Defense: 0.93%
$3,996,000         Simula, Inc., 8.000%, due 05/01/04          $   2,197,800
                                                               -------------
                   Broadcasting, Radio & Television: 5.43%
 5,300,000         Brill Media Co. LLC, 12.000%, due 12/15/07      3,551,000
 5,946,400     &   Capstar Broadcasting Partners, Inc.,
                   12.000%, due 07/01/09                           6,838,360
 3,750,000         Source Media, Inc., 12.000%, due 11/01/04       2,456,250
                                                               -------------
                                                                  12,845,610
                                                               -------------
                   Business Services: 3.79%
 7,500,000         Allied Waste North America, Inc., 10.000%,
                   due 08/01/09                                    5,118,750
 5,373,430     &   Comforce Corp., 15.000%, due 12/01/09           1,665,763
 4,000,000         Comforce Operating, Inc. 12.000%,
                   due 12/01/07                                    2,180,000
                                                               -------------
                                                                   8,964,513
                                                               -------------
                   Cable & DBS: 11.80%
10,000,000         Charter Communications Holdings, 0/9.920%,
                   due 04/01/11                                    5,525,000
 2,500,000     #   Charter Communications Holdings,
                   0/11.750%, due 01/15/10                         1,381,250
 8,300,000         Diva Systems Corp., 0/12.625%, due 03/01/08     4,316,000
 9,000,000         NTL Communications Corp., 9.750%,
                   due 04/15/09                                    7,706,907
 4,000,000    @@   Star Choice Communications, 13.000%,
                   due 12/15/05                                    4,080,000
 4,000,000     #   United Pan Europe Communications NV,
                   0/13.750%, due 02/01/10                         1,940,000
 3,250,000     #   XM Satellite Radio, Inc., 14.000%,
                   due 03/15/10                                    2,941,250
                                                               -------------
                                                                  27,890,407
                                                               -------------
                   Communications-Internet: 4.68%
 3,250,000     #   Colo.com, 13.875%, due 03/15/10                 3,331,250
$5,000,000     #   Globix Corp., 12.500%, due 02/01/10         $   4,425,000
 8,267,451     &   U.S. Interactive, 12.000%, due 04/17/05         3,306,980
                                                               -------------
                                                                  11,063,230
                                                               -------------
                   Communications-Wireless: 6.06%
 7,000,000         Alamosa Holdings, Inc., 0/12.875%,
                   due 02/15/10                                    3,675,000
 3,500,000         Arch Communications, Inc., 13.750%,
                   due 04/15/08                                    2,940,000
 9,500,000         Nextel Communications, Inc., 0/9.950%,
                   due 02/15/08                                    6,733,125
 1,680,000     #   Ubquitel Operating Co., 0/14.000%, due
                   04/15/10                                          974,400
                                                               -------------
                                                                  14,322,525
                                                               -------------
                   Communications-Wireline: 16.69%
 9,500,000         21st Century Telecom Group, Inc.,
                   0/12.250%, due 02/15/08                         6,816,250
 6,000,000         Esprit Telecom Group, 11.500%,
                   due 12/15/07                                    2,412,392
 2,000,000         Esprit Telecom Group, 11.500%,
                   due 12/15/07                                    1,750,000
 4,500,000    @@   Global Crossing
               #   Holdings, Ltd., 9.500%, due 11/15/09            4,410,000
 8,000,000     #   Level 3 Communications, Inc., 0/12.875%,
                   due 03/15/10                                    4,180,000
10,195,500         Metromedia Int'l Group, Inc., 10.500%,
                   due 09/30/07                                    5,046,773
 5,000,000         Nextlink Communications, Inc., 0/12.250%,
                   due 06/01/09                                    2,950,000
 2,000,000         Northeast Optic Network, 12.750%, due
                   08/15/08                                        1,950,000
 7,000,000    @@   Poland Telecom Finance, 14.000%,
                   due 12/01/07                                    1,925,000
 3,000,000    @@   RSL Communications, Ltd./RSL Communications
                   PLC, 12.250%, due 11/15/06                      2,985,000
$3,800,000         SA Telecommunications, Inc., 10.000%,
                   due 08/15/06                                $           0
 5,000,000         SA Telecommunications, Inc., 10.000%,
                   due 08/15/06                                            0
 8,500,000     #   SA Telecommunications, Inc., 10.000%,
                   due 08/15/06                                            0
 5,500,000         Viatel, Inc., 11.500%, due 03/15/09             5,032,500
                                                               -------------
                                                                  39,457,915
                                                               -------------
                   Consumer Products: 0.72%
 2,000,000         Simmons Co., 10.250%, due 03/15/09              1,700,000
                                                               -------------
                   Containers, Packaging, Glass: 0.04%
 5,014,257         Packaging Resources, Inc., 13.000%,
                   due 06/30/03                                      100,285
                                                               -------------
                   Electronics: 0.77%
 1,620,000         Entex Information Services, Inc., 12.500%,
                   due 08/01/06                                    1,810,350
                                                               -------------
                   Finance, Insurance, Banking: 0.80%
 2,000,000         MFN Financial Corp., 10.000%,
                   due 03/23/01                                    1,890,000
                                                               -------------
                   Food, Beverage and Tobacco: 1.72%
 5,000,000         Packaged Ice, Inc., 9.750%, due 02/01/05        4,075,000
                                                               -------------
                   Gaming & Lottery: 3.40%
 5,000,000     #   Hollywood Casino Shreveport, 13.000%,
                   due 08/01/06                                    5,300,000
 3,000,000         Venetian Casino Resort LLC, 10.000%, due
                   11/15/05                                        2,745,000
                                                               -------------
                                                                   8,045,000
                                                               -------------
                   Health Care: 3.45%
 1,400,000         Health Insurance Plans, 11.250%,
                   due 07/01/10                                      868,000
 3,804,878         Intracel Corp., 12.000%, due 08/25/03             951,220
22,195,122         Intracel Corp., 12.000%, due 08/25/03           5,548,780
   797,275         Intracel Corp., 13.000%, due 05/27/00             797,275
                                                               -------------
                                                                   8,165,275
                                                               -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Principal
    Amount                                                         Value
 -----------                                                      --------

                   Manufacturing: 1.09%
$6,750,000         Decora Industries, Inc., 11.000%, due
                   05/01/05                                    $   2,565,000
                                                               -------------
                   Oil & Gas: 0.80%
 3,000,000    @@   Northern Offshore Asa, 10.000%, due
                   05/15/05                                        1,890,000
                                                               -------------
                   Oil & Gas -- Refining & Marketing: 3.11%
 7,944,530    @@   Hurricane Hydrocarbons, 16.000%, due
              #    12/31/01                                        7,348,690
                                                               -------------
                   Retail: 2.83%
 7,800,000         Tom's Foods, Inc., 10.500%, due 11/01/04        6,688,500
                                                               -------------
                   Shipping: 3.97%
10,000,000    @@   Equimar Shipholdings, Ltd., 9.875%, due
                   07/01/07                                        4,000,000
 6,100,000         Ultralpetrol Bahamas, Ltd., 10.500%, due
                   04/01/08                                        5,398,500
                                                               -------------
                                                                   9,398,500
                                                               -------------
                   Transportation (Air, Bus, Rail): 1.34%
 3,500,000     #   Amtran, Inc., 10.500%, due 08/01/04             3,167,500
                                                               -------------
                   Total Corporate Bonds (Cost $251,886,831)     173,586,100
                                                               -------------
COMMON STOCK: 0.85%

    Shares
    ------
                   Cable & DBS: 0.20%
    38,600    @@   Canadian Satellite Communications, Inc.           478,297
                                                               -------------
                   Communications -- Internet: 0.17%
    76,446     @   E.Spire Communications, Inc.                      387,009
                                                               -------------
                   Communications -- Wireless: 0.29%
   410,929     @   International Wireless Communications             685,635
                                                               -------------
                   Communications -- Wireline: 0.11%
    77,790    @@   Gst Telecommunications, Inc.                      262,541
                                                               -------------
                   Health Care: 0.01%
       801     @   General Healthcare Group, Ltd.                          0
   114,151     @   Intracel Corp.                                     28,538
                                                               -------------
                                                                      28,538
                                                               -------------
                   Manufacturing: 0.05%
     2,100     @   Jordan Telecommunications                   $     109,200
                                                               -------------
                   Restaurants: 0.02%
   108,839     @   International Fastfood Corp.                       51,155
                                                               -------------
                   Total Common Stock (Cost $14,717,869)           2,002,375
                                                               -------------
    Shares
   --------
PREFERRED STOCK: 11.24%

                   Broadcasting, Radio, & Television: 3.97%
    95,640     &   Paxson Communications Corp.                     9,372,720
                                                               -------------
                   Communications -- Wireline: 1.26%
    12,000    @@   Global Crossing, Ltd., 6.750%, due
                   04/15/12                                        2,988,000
                                                               -------------
                   Consumer Products: 0.43%
   100,000         Commemorative Brands, Inc.                      1,025,000
                                                               -------------
                   Food, Beverage and Tobacco: 4.98%
   771,990     &   North Atlantic Trading, Inc., 12.000%, due
                   06/15/07                                       11,772,845
                                                               -------------
                   Restaurants: 0.29%
   129,423         International Fastfood Corp., 0/3.000%            679,471
                                                               -------------
                   Supermarket: 0.15%
   165,000     &   Supermarkets General Holdings Corp.,
                   3.520%, due 10/15/07                              355,781
                                                               -------------
                   Oil & Gas -- Refining & Marketing: 0.16%
   400,000         Transcontinental, 6.000%, due 06/30/00            373,200
                                                               -------------
                   Total Preferred Stock
                   (Cost $58,148,443)                             26,567,017
                                                               -------------

MUTUAL FUNDS: 1.37%
                   Finance, Insurance, Banking: 1.37%
   389,284         Van Kampen Senior Income Trust
                   (Cost $3,259,045)                               3,235,923
                                                               -------------

   Warrants                                                        Value
   --------                                                        -----
               @   WARRANTS: 2.25%
                   Business Services: 0.01%
    71,825         Comforce Corp.                              $      17,956
                                                               -------------
                   Cable & DBS: 0.15%
    24,900         Diva Systems Corp.                                305,025
    24,500         ICF Kaiser Int'l                                   56,350
     1,500         Wireless One, Inc.                                     15
                                                               -------------
                                                                     361,390
                                                               -------------
                   Communications -- Internet: 0.51%
     5,000         Bell Technology Group, Ltd.                     1,194,500
     3,833         U.S. Interactive                                       38
     7,795         Unifi Communications, Inc.                              0
                                                               -------------
                                                                   1,194,538
                                                               -------------
                   Communications -- Wireless: 0.05%
    10,000         Cellnet Data Systems, Inc.                          2,600
   177,000         Geotek Communications, Inc.                             0
     8,500         Int'l Wireless Communications
                   Holdings, Inc.                                         85
     9,500         Mccaw Int'l, Ltd.                                 116,375
                                                               -------------
                                                                     119,060
                                                               -------------
                   Communications -- Wireline: 0.80%
    10,200         Adelphia Business Solutions                     1,787,550
     6,600         ICG Communications, Inc.                          102,300
     7,000    @@   PLD Telekom, Inc.                                     350
     7,000    @@   PLD Telekom, Inc.                                      70
     7,000    @@   Poland Telecom Finance                                 70
                                                               -------------
                                                                   1,890,340
                                                               -------------
                   Finance, Insurance, Banking: 0.00%
     5,000         Olympic Financial, Ltd.                             6,250
                                                               -------------

                   Food, Beverage and Tobacco: 0.54%
     5,550         North Atlantic Trading, Inc.                      555,000
    14,350         Packaged Ice, Inc.                                502,250
     6,350         Packaged Ice, Inc.                                222,250
                                                               -------------
                                                                   1,279,500
                                                               -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

     Number
       of
    Warrants                                                       Value
   ---------                                                   -------------
                   Manufacturing: 0.00%
     1,262         Roller Bearing Co. America, Inc.            $           0
                                                               -------------
                   Paper and Forest Products: 0.18%
    80,000         SDW Holdings Corp.                                431,600
                                                               -------------
                   Retail: 0.01%
    23,632         Dairy Mart Convenience Stores                      14,179
                                                               -------------
                   Steel: 0.00%
     7,000         Bar Technologies, Inc.                              6,125
     5,010         Gulf States Steel, Inc.                                50
    12,500         Sheffield Steel Corp.                                   0
                                                               -------------
                                                                       6,175
                                                               -------------
                   Transportation (Air, Bus, Rail): 0.00%
     2,000    @@   CHC Helicopter Corp.                                2,000
                                                               -------------
                   Total Warrants (Cost $1,466,866)                5,322,989
                                                               -------------
                   Total Long-Term Investments
                    (Cost $329,479,055)                        $ 210,714,404
                                                               -------------

 Principal
   Amount                                                          Value
-----------                                                    -------------
SHORT-TERM INVESTMENTS: 7.21%
                   Repurchase Agreement: 7.21%
$17,049,000        State Street Repurchase
                   Agreement, 5.680% due 05/01/00
                   (Collateralized by $17,245,000 U.S.
                   Treasury Notes, 4.000% Market Value
                   $17,392,100, Due 10/31/00)                  $  17,049,000
                                                               -------------
                   Total Short-Term Investments
                    (Cost $17,049,000)                            17,049,000
                                                               -------------

 Principal
   Amount                                                          Value
-----------                                                    -------------
                   Total Investments
                    (Cost $346,528,055)*           96.34%      $ 227,763,404
                   Other Assets and
                    Liabilities--Net                3.66%          8,648,423
                                                  ------       -------------
                   Total Net Assets               100.00%      $ 236,411,827
                                                  ======       =============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
&    Payment-in-kind security
@@   Foreign Issuer

The cost for federal income tax purposes and the aggregate appreciation and depreciation of securities was as follows:

                   Gross Unrealized Appreciation               $   6,845,946
                   Gross Unrealized Depreciation                (126,068,377)
                                                               -------------
                   Net Unrealized Depreciation                 $(119,222,431)
                                                               =============

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund II

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Principal
   Amount                                                          Value
   ------                                                      -------------

CORPORATE BONDS: 84.26%
                   Aerospace/Defense: 0.00%
$    4,000         Simula, Inc., 8.000%, due 05/01/04          $       2,200
                                                               -------------
                   Automotive: 0.04%
 2,500,000         Safelite Glass Corp., 9.875%,
                   due 12/15/06                                       37,500
                                                               -------------
                   Broadcasting, Radio & Television: 2.88%
 3,000,000         Brill Media Co., LLC, 12.000%,
                   due 12/15/07                                    2,010,000
 1,000,000         Source Media, Inc., 12.000%, due 11/01/04         655,000
                                                               -------------
                                                                   2,665,000
                                                               -------------
                   Business Services: 4.71%
 4,000,000         Allied Waste North America, Inc.,
                   10.000%, due 08/01/09                           2,730,000
 1,745,146     &   Comforce Corp., 15.000%, due 12/01/09             540,995
 2,000,000         Comforce Operating, Inc., 12.000%,
                   due 12/01/07                                    1,090,000
                                                               -------------
                                                                   4,360,995
                                                               -------------
                   Cable & DBS: 16.86%
 6,500,000         Charter Communications, LLC, 0/9.920%,
                   due 04/01/11                                    3,591,250
 4,200,000         Diva Systems Corp., 0/12.625%,
                   due 03/01/08                                    2,184,000
 3,250,000         NTL Communications Corp., 9.750%,
                   due 04/15/09                                    2,783,050
 4,150,000         NTL, Inc., 0/9.750%, due 04/01/08               2,640,437
 2,500,000    @@   Star Choice Communications, 13.000%,
                   due 12/15/05                                    2,550,000
 1,500,000    @@   United Pan Europe Communications,
               #   NV, 0/13.750%, due 02/01/10                       727,500
 1,250,000     #   XM Satellite Radio, Inc., 14.000%,
                   due 03/15/10                                    1,131,250
                                                               -------------
                                                                  15,607,487
                                                               -------------
                   Communications -- Internet: 3.02%
$1,000,000     #   Colo.com, 13.875%, due 13/15/10             $   1,025,000
 2,000,000     #   Globix Corp., 12.500%, due 02/01/10             1,770,000
                                                               -------------
                                                                   2,795,000
                                                               -------------
                   Communications -- Wireless: 10.45%
 3,000,000         Alamosa Holdings, Inc., 0/12.875%,
                   due 02/15/10                                    1,575,000
 5,750,000         Crown Castle Int'l Corp., 0/11.250%,
                   due 08/01/11                                    3,478,750
 6,000,000         Nextel Communications, Inc., 0/9.950%,
                   due 02/15/08                                    4,252,500
   640,000     #   Ubquitel Operating Co., 0/14.000%,
                   due 04/15/10                                      371,200
                                                               -------------
                                                                   9,677,450
                                                               -------------
                   Communications -- Wireline: 12.16%
   112,000     &   21st Century Telecom Group, Inc.,
                   13.750%, due 02/15/10                             104,160
 4,000,000     #   Level 3 Communications, Inc., 0/12.875%,
                   due 03/15/10                                    2,090,000
 3,000,000         Nextlink Communications, Inc., 0/12.250%,
                   due 06/01/09                                    1,770,000
 3,000,000         Northeast Optic Network, 12.750%,
                   due 08/15/08                                    2,925,000
 2,000,000    @@   Poland Telecom Finance, 14.000%,
                   due 12/01/07                                      550,000
 2,000,000    @@   RSL Communications, Ltd./RSL
                   Communications, PLC., 12.250%,
                   due 11/15/06                                    1,990,000
 2,000,000         Viatel, Inc., 11.500%, due 03/15/09             1,830,000
                                                               -------------
                                                                  11,259,160
                                                               -------------
                   Consumer Products: 0.92%
 1,000,000         Simmons Co., 10.250%, due 03/15/09                850,000
                                                               -------------
                   Containers, Packaging, Glass: 0.89%
 2,538,000         Indesco Int'l, Inc., 9.750%, due 04/15/08         824,850
                                                               -------------
                   Electronics: 1.53%
$3,000,000         Cooperative Computing, Inc.,
                   9.000%, due 02/01/08                        $     675,000
   660,000         Entex Information Services, Inc.,
                   12.500%, due 08/01/06                             737,550
                                                               -------------
                                                                   1,412,550
                                                               -------------
                   Finance, Insurance, Banking: 1.02%
 1,000,000         MFN Financial Corp.,
                   10.000%, due 03/23/01                            945,000
                                                                 ----------
                   Food, Beverage & Tobacco: 11.27%
 4,250,000    @@   Fage Dairy Industries, S.A., 9.000%,
                   due 02/01/07                                    3,548,750
 3,600,000         North Atlantic Trading, Inc., 11.000%,
                   due 06/15/04                                    3,366,000
 4,000,000         Packaged Ice, Inc., 9.750%, due 02/01/05        3,260,000
   350,000         Standard Commercial Tobacco Corp.,
                   8.875%, due 08/01/05                              260,750
                                                               -------------
                                                                  10,435,500
                                                               -------------
                   Gaming & Lottery: 1.48%
 1,500,000         Venetian Casino and Resort, LLC.,
                   10.000%, due 11/15/05                           1,372,500
                                                               -------------
                   Health Care: 4.27%
 2,300,000         Health Insurance Plan, 11.250%,
                   due 07/01/10                                    1,426,000
 1,317,073         Intracel Corp., 12.000%, due 08/25/03             329,268
 7,682,927         Intracel Corp., 12.000%, due 08/25/03           1,920,732
   275,985         Intracel Corp., 13.000%, due 05/27/00             275,985
                                                               -------------
                                                                   3,951,985
                                                               -------------
                   Homebuilding, Building Materials: 3.01%
 3,500,000         Engle Homes, Inc., 9.250%, due 02/01/08         2,782,500
                                                               -------------
                   Manufacturing: 1.64%
 4,000,000         Decora Industries, Inc., 11.000%,
                   due 05/01/05                                    1,520,000
                                                               -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund II

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

  Principal
   Amount                                                          Value
   ------                                                      -------------
                   Oil & Gas: 0.34%
   500,000    @@   Northern Offshore Asa, 10.000%,
                   due 05/15/05                                $     315,000
                                                               -------------
                   Oil & Gas Refining & Marketing: 1.98%
 1,986,133    @@   Hurricane Hydrocarbons,
               #   16.000%, due 12/31/01                           1,837,173
                                                               -------------
                   Restaurants: 2.40%
 3,000,000         Romacorp, Inc., 12.000%, due 07/01/06           2,220,000
                                                               -------------
                   Retail: 0.93%
 1,000,000         Tom's Foods, Inc., 10.500%, due 11/01/04          857,500
                                                               -------------
                   Shipping: 2.46%
 3,700,000    @@   Equimar Shipholdings, Ltd., 9.875%,
                   due 07/01/07                                    1,480,000
   900,000    @@   Ultrapetrol Bahamas, Ltd., 10.500%,
                   due 04/01/08                                      796,500
                                                               -------------
                                                                   2,276,500
                                                               -------------
                   Total Corporate Bonds (Cost $105,537,374)      78,005,850
                                                               -------------


    Shares                                                         Value
   -------                                                       ---------
COMMON STOCK: 0.49%
                   Cable & DBS: 0.32%
    24,124    @#   Canadian Satellite Communicatiions, Inc.          298,923
                                                               -------------
                   Communications -- Wireless: 0.13%
    72,516     @   International Wireless Communications             120,993
                                                               -------------
                   Health Care: 0.02%
    59,659     @   Intracel Corp.                                     14,915
                                                               -------------
                   Manufacturing: 0.01%
       250     @   Jordan Telecommunications                          13,000
                                                               -------------
                   Restaurants: 0.01%
    13,012     @   International Fastfood Corp.                        6,116
                                                               -------------
                   Total Common Stock (Cost $2,436,876)              453,947
                                                               -------------
MUTUAL FUNDS: 1.47%
                   Finance, Insurance, Banking: 1.47%
   163,948         Van Kampen Senior Income Trust
                    (Cost $1,372,281)                          $   1,362,817
                                                               -------------
PREFERRED STOCK: 5.13%
                   Broadcasting, Radio & Television: 0.57%
     5,000    @&   Paxson Communications Corp.                       530,000
                                                               -------------
                   Communications -- Wireline: 2.06%                 916,303
     9,620     &   Adelphia Business Solutions, 12.875%,
                   due 10/15/07                                      996,000
                                                               -------------
     4,000    @@   Global Crossing, Ltd., 6.750%,
                   due 04/15/12                                    1,912,303
                                                               -------------
                   Food, Beverage and Tobacco: 1.22%
    74,125     &   North Atlantic Trading, Inc., 12.000%,
                   due 06/15/07                                    1,130,413
                                                               -------------
                   Finance, Insurance, Banking: 0.00%
    13,500         Superior National Capital Trust,
                   10.750%, due 12/01/17                                 135
                                                               -------------
                   Manufacturing: 0.00%
    12,070     &   Clark Material Handling Co., 13.000%,
                   due 07/15/07                                            0
                                                               -------------
                   Metals and Mining: 0.99%
    10,000    @@   International Utilities Structures, Inc.,
              &    13.000%, due 02/01/08                             891,250
       285    @@   International Utilities Structures, Inc.,
              &#   13.000%, due 02/01/08                              23,655
                                                               -------------
                                                                     914,905
                                                               -------------
                   Oil & Gas Refining & Marketing: 0.20%
   200,000         Transcontinental, 6.000%, due 06/30/00            186,600
                                                               -------------
                   Restaurants: 0.09%
    15,460         International Fastfood Corp., 0/3.000%             81,165
                                                               -------------
                   Total Preferred Stock (Cost $9,423,055)         4,755,521
                                                               -------------
  Number of
  Warrants                                                         Value
  ---------                                                     -----------
               @   WARRANTS: 0.79%
                   Business Services: 0.01%
    21,125         Comforce Corp.                              $       5,281
                                                               -------------
                   Cable and DBS: 0.17%
    12,600         Diva Systems Corp.                                154,350
                                                               -------------
                   Communications -- Internet: 0.51%
     2,000         Bell Technology Group, Ltd.                       477,800
                                                               -------------
       505         Unifi Communications, Inc.                              0
                                                               -------------
                                                                     477,800
                                                               -------------
                   Communications -- Wireless: 0.00%
     1,500         International Wire Holding Co.                         15
                                                               -------------
                   Communications -- Wireline: 0.00%
     2,000         Poland Telecom Finance                                 20
                                                               -------------
                   Food, Beverage and Tobacco: 0.10%
       550         North Atlantic Trading, Inc.                       55,000
     1,000         Packaged Ice, Inc.                                 35,000
         5         Packaged Ice, Inc.                                    175
                                                               -------------
                                                                      90,175
                                                               -------------
                   Total Warrants (Cost $151,389)                    727,641
                                                               -------------
                   Total Long-Term Investments
                   (Cost $118,920,975)                            85,305,776
                                                               -------------

                 See Accompanying Notes to Financial Statements

Pilgrim
High Total
Return Fund II

           PORTFOLIO OF INVESTMENTS as of April 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Principal
 Amount                                                            Value
----------                                                     ------------
                   SHORT-TERM INVESTMENTS: 4.39%
                   Repurchase Agreement: 4.39%
$4,062,000         State Street Repurchase Agreement,
                   5.680%, due 05/01/00 (Collateralized
                   by $4,115,000 U.S. Treasury Notes,
                   5.250% Market Value $4,145,863, Due
                   05/31/01)                                   $   4,062,000
                                                               -------------
                   Total Short-Term Investments
                   (Cost $4,062,000)                               4,062,000
                                                               -------------
                   Total Investments
                   (Cost $122,982,975)*               96.53%   $  89,367,776
                   Other Assets and
                   Liabilities--Net                    3.47%       3,213,975
                                                     ------    -------------
                   Total Net Assets                  100.00%   $  92,581,751
                                                     ======    =============

@    Non-income producing security
# Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers.
&    Payment-in-kind
@@ Foreign Issuer The cost for federal income tax purposes and the aggregate appreciation and depreciation of securities was as follows:

                   Gross Unrealized Appreciation               $   1,405,280
                   Gross Unrealized Depreciation               (35,530,107)
                                                               -------------
                   Net Unrealized Depreciation                 $ (34,124,827)
                                                               =============

                 See Accompanying Notes to Financial Statements

                                                             Investment Manager
                                                       Pilgrim Investments, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                     Distributor
                                                        Pilgrim Securities, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                   Administrator
                                                             Pilgrim Group, Inc.
                                             40 North Central Avenue, Suite 1200
                                                     Phoenix, Arizona 85004-4408


                                                                  Transfer Agent
                                                               DST Systems, Inc.
                                                                 P.O. Box 419368
                                                Kansas City, Missouri 64141-6368


                                                                       Custodian
                                                     State Street Bank and Trust
                                                                1 Heritage Place
                                                          North Quincy, MA 02171


                                                                   Legal Counsel
                                                          Dechert Price & Rhoads
                                                           1775 Eye Street, N.W.
                                                          Washington, D.C. 20006

Prospectus containing more complete information regarding the Funds, including charges and expenses, may be obtained by calling Pilgrim Securities, Inc. Distributor at 1-800-334-3444. Please read the prospectus carefully before you invest or send money.

                                   MAYSEMI0400